UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File No. 811‑05012

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
(Exact Name of Registrant as Specified in Charter)

Eleven Madison Avenue, New York, New York 10010
(Address of Principal Executive Offices) (Zip Code)

John G. Popp
Credit Suisse Asset Management Income Fund, Inc.
Eleven Madison Avenue
New York, New York 10010

Registrant’s telephone number, including area code: (212) 325‑2000
Date of fiscal year end: December 31
Date of reporting period: January 1, 2023 to June 30, 2023

Item 1. Reports to Stockholders.

Credit Suisse Asset Management
Income Fund, Inc.
Eleven Madison Avenue
New York, NY 10010

Directors
Steven N. Rappaport
Chairman of the Board
Laura A. DeFelice
Mahendra R. Gupta
Samantha Kappagoda
John G. Popp

Officers
John G. Popp
Chief Executive Officer and President
Thomas J. Flannery
Chief Investment Officer
Brandi Sinkovich
Chief Compliance Officer
Lou Anne McInnis
Chief Legal Officer
Omar Tariq
Chief Financial Officer and Treasurer
Karen Regan
Senior Vice President and Secretary

Investment Adviser
Credit Suisse Asset Management, LLC
Eleven Madison Avenue
New York, NY 10010

Administrator and Custodian
State Street Bank and Trust Co.
One Congress Street, Suite 1
Boston, MA 02114-2016

Shareholder Servicing Agent
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3078

Legal Counsel
Willkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 10019

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Credit Suisse Asset Management
Income Fund, Inc.

SEMIANNUAL REPORT
June 30, 2023 (Unaudited)

Credit Suisse Asset Management Income Fund, Inc.
Semiannual Investment Adviser’s Report
June 30, 2023 (unaudited)

June 30, 2023
Dear Shareholder:
We are pleased to present this Semiannual Report covering the activities of the Credit Suisse Asset Management Income Fund, Inc. (the “Fund”) for the six-month period ended June 30, 2023.
Performance Summary
01/01/2023 – 06/30/2023

Fund & Index	Performance
Total Return (based on NAV)[1]	9.35%
Total Return (based on market value)[1]	22.64%
ICE BofA US High Yield Constrained Index[2]	5.42%
Market Review: Improving fundamentals drive positive returns
The semiannual period ended June 30, 2023 (the “Period”) was positive for the high yield market, as risk assets recovered thanks to expectations for a slowing of monetary tightening. High yield trading levels were supported by positive technical factors including high portfolio cash balances following a dearth of new issuance supply throughout 2022. The ICE BofA US High Yield Constrained Index (the “Index”), gained +5.42% for the Period. Yields within the high yield asset class declined and ended the Period at 8.56%—45 basis points lower than on December 31, 2022. Spreads also declined, ending the Period at 429 basis points —52 basis points lower than the previous year end.
For the Period, CCC‑rated bonds strongly outperformed the Index, gaining +9.52%. Additionally, B‑rated bonds were relatively in line with the Index, gaining +5.78%, while BB‑rated bonds gained +4.21%.
From an industry perspective, theaters & entertainment, recreation & travel, and transportation infrastructure/services were the top performing sectors during the Period, returning +19.49%, +13.73% and +10.18%, respectively. In contrast, the bottom performing sectors during the Period included discount stores, reinsurance, and banking, losing ‑18.03%, ‑2.55% and ‑1.38%, respectively.
As expected, default activity increased early in the Period. According to JPMorgan, the default rate, including distressed exchanges, ended the Period at 2.71%. We are seeing an uptick in bankruptcies and other distressed activity, but do not currently expect a significant wave of defaults in the near-term.
Outflows from high yield mutual funds have persisted for the past few years and, despite better returns thus far in 2023, flows continue to be negative. Year‑to‑date outflows totaled $11.4 billion for the Period.
In 2022, new high yield bond issuance of $106.5 billion was a decade low. Primary activity has continued to be slow, albeit at a better pace, into 2023. During the period, high yield issuance totaled $95.6 billion, as compared with $71.4 billion for the same period in 2022.
Strategic review and outlook: Optimistic, yet cautious
For the Period, the Fund outperformed the Index on both NAV and market price basis. Positive security selection in both ratings and sectors contributed positively to performance. From a sector-perspective, the greatest contributors to performance were basic industry, media, and technology & electronics. Ratings-wise, portfolio relative return was benefited the most from Caa1, Caa2 and B3‑rated positions. Detractors from relative performance include leisure due to negative selection and retail due to an underweight and negative selection.

Credit Suisse Asset Management Income Fund, Inc.
Semiannual Investment Adviser’s Report (continued)
June 30, 2023 (unaudited)

The high yield market has performed well thus far in 2023, as risk sentiment has improved alongside expectations for a slowdown in central bank tightening due to moderating inflation signals. Yields have declined in the Period, and market technicals have improved, especially when compared to 2022. Still, we are only just beginning to see the consequences of substantial interest rate hikes and persistent elevated inflation on corporate earnings—and certain sectors of the economy face real risks associated with higher funding costs and tougher lending standards. It is prudent to be cautious given this backdrop, but we continue to believe there is an attractive risk/reward opportunity in the high yield market. Strong credit selection and a commitment to underwriting standards will remain critical as we navigate through an extended period of uncertainty.

Thomas J. Flannery Chief Investment Officer*	John G. Popp Chief Executive Officer and President**
High yield bonds are lower-quality bonds that are also known as “junk bonds.” Such bonds entail greater risks than those found in higher-rated securities.
In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign markets, industry and economic trends and developments, and government regulation, and their potential impact on the Fund’s investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.
The views of the Fund’s management are as of the date of this letter and the Fund holdings described in this document are as of June 30, 2023; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

[1]	Assuming reinvestment of distributions.
[2]
The Index is an unmanaged index that tracks the performance of below investment-grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market, where each issuer’s allocation is limited to 2% of the Index. The Index does not have transaction costs and investors cannot invest directly in the Index.

*
Thomas J. Flannery, Managing Director, is the Head of the Credit Suisse U.S. High Yield Management Team. Mr. Flannery joined Credit Suisse Asset Management, LLC (“Credit Suisse”) in June 2010. He is a portfolio manager for the Credit Investments Group (“CIG”) with responsibility for trading, directing investment decisions, originating and analyzing investment opportunities. Mr. Flannery is also a member of the CIG Credit Committee and is currently a high yield bond portfolio manager and trader for CIG. Mr. Flannery joined Credit Suisse AG in 2000 from First Dominion Capital, LLC where he was an Associate.

**
John G. Popp is a Managing Director of Credit Suisse and Group Head and Chief Investment Officer of CIG, with primary responsibility for making investment decisions and monitoring processes for CIG’s global investment strategies. Mr. Popp also serves as Trustee, Chief Executive Officer and President of the Credit Suisse Funds, as well as serving as Director, Chief Executive Officer and President for the Fund and Trustee, Chief Executive Officer and President of the Credit Suisse High Yield Bond Fund. Mr. Popp has been associated with Credit Suisse since 1997.

Credit Suisse Asset Management Income Fund, Inc.
Semiannual Investment Adviser’s Report (continued)
June 30, 2023 (unaudited)

Average Annual Returns
June 30, 2023 (unaudited)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	12.44%	6.47%	5.17%	5.93%
Market Value	18.96%	12.40%	7.84%	6.22%
Credit Suisse may waive fees and/or reimburse expenses, without which performance would be lower. Returns represent past performance and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total investment return at NAV is based on the change in the NAV of Fund shares and assumes reinvestment of dividends, capital gains, and return of capital distributions, if any, at prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on the change in the market price at which the Fund’s shares traded on the NYSE American during the period and assumes reinvestment of dividends, capital gains, and return of capital distributions, if any, at prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on NAV and share price. Past performance is no guarantee of future results. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, NAV and market price will fluctuate. Performance information current to the most recent month end is available by calling 1‑800‑293‑1232.
The annualized gross and net expense ratios are 3.09%.
Credit Quality Breakdown*
(% of Total Investments as of June 30, 2023)

S&P Ratings**

BBB	2.4%
BB	30.1
B	32.5
CCC	23.7
NR	7.5

Subtotal	96.2
Equity and Other	3.8

Total	100.0%

*	Expressed as a percentage of total investments (excluding securities lending collateral, if applicable) and may vary over time.
**
Credit Quality is based on ratings provided by the S&P Global Ratings Division of S&P Global Inc. (“S&P”). S&P is a main provider of ratings for credit assets classes and is widely used amongst industry participants. The NR category consists of securities that have not been rated by S&P.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments
June 30, 2023 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (95.1%)

Aerospace & Defense (0.7%)

$200	Bombardier, Inc., Rule 144A, Senior Unsecured Notes (Callable 02/01/26 @ 103.75)(1),(2)	(B, B2)	02/01/29	7.500	$197,916

1,010	KBR, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/30/23 @ 102.38)(1)	(BB-, Ba3)	09/30/28	4.750	920,171

					1,118,087

Air Transportation (0.6%)

300	VistaJet Malta Finance PLC/Vista Management Holding, Inc., Rule 144A, Senior Unsecured Notes (Callable 05/01/24 @ 103.94)(1),(2)	(B-, B3)	05/01/27	7.875	269,812

800	VistaJet Malta Finance PLC/Vista Management Holding, Inc., Rule 144A, Senior Unsecured Notes (Callable 02/01/25 @ 103.19)(1)	(B-, B3)	02/01/30	6.375	644,906

					914,718

Auto Parts & Equipment (1.2%)

400	Adient Global Holdings Ltd., Rule 144A, Senior Secured Notes (Callable 04/15/25 @ 103.50)(1)	(BB+, Ba3)	04/15/28	7.000	404,750

1,005	Clarios Global LP/Clarios U.S. Finance Co., Rule 144A, Company Guaranteed Notes (Callable 07/31/23 @ 102.13)(1),(2)	(B-, Caa1)	05/15/27	8.500	1,008,596

386	IHO Verwaltungs GmbH, 4.75% Cash, 5.50% PIK, Rule 144A, Senior Secured Notes (Callable 07/11/23 @ 101.58)(1),(3)	(BB-, Ba2)	09/15/26	4.750	356,196

					1,769,542

Automakers (0.2%)

200	Thor Industries, Inc., Rule 144A, Company Guaranteed Notes (Callable 10/15/24 @ 102.00)(1)	(BB-, B1)	10/15/29	4.000	170,000

147	Winnebago Industries, Inc., Rule 144A, Senior Secured Notes (Callable 07/31/23 @ 103.13)(1)	(BB+, Ba3)	07/15/28	6.250	144,235

					314,235

Brokerage (1.2%)

1,701	StoneX Group, Inc., Rule 144A, Senior Secured Notes (Callable 07/31/23 @ 102.16)(1)	(BB-, Ba3)	06/15/25	8.625	1,719,465

Building & Construction (2.6%)

1,340	Adams Homes, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/17/23 @ 101.88)(1)	(B+, B2)	02/15/25	7.500	1,317,344

666	MasTec, Inc., Rule 144A, Senior Unsecured Notes (Callable 08/15/24 @ 103.31)(1)	(BBB-, NR)	08/15/29	6.625	602,910

1,774	Pike Corp., Rule 144A, Company Guaranteed Notes (Callable 09/01/23 @ 102.75)(1)	(CCC+, B3)	09/01/28	5.500	1,594,479

350	TopBuild Corp., Rule 144A, Company Guaranteed Notes (Callable 03/15/24 @ 101.81)(1)	(BB+, Ba2)	03/15/29	3.625	305,013

					3,819,746

Building Materials (5.6%)

950	Advanced Drainage Systems, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/15/25 @ 103.19)(1)	(BB-, Ba2)	06/15/30	6.375	940,899

200	Builders FirstSource, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/01/25 @ 102.50)(1)	(BB-, Ba2)	03/01/30	5.000	187,181

1,000	Builders FirstSource, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/27 @ 103.19)(1)	(BB-, Ba2)	06/15/32	6.375	991,584

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
June 30, 2023 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Building Materials

$750	Eco Material Technologies, Inc., Rule 144A, Senior Secured Notes (Callable 01/31/24 @ 103.94)(1)	(B, B2)	01/31/27	7.875	$710,513

2,258	Foundation Building Materials, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/01/24 @ 103.00)(1)	(CCC+, Caa1)	03/01/29	6.000	1,888,286

700	GYP Holdings III Corp., Rule 144A, Company Guaranteed Notes (Callable 05/01/24 @ 102.31)(1)	(B, B1)	05/01/29	4.625	617,397

1,847	MIWD Holdco II LLC/MIWD Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 02/01/25 @ 102.75)(1)	(B, B3)	02/01/30	5.500	1,526,158

1,175	Oscar AcquisitionCo LLC/Oscar Finance, Inc., Rule 144A, Senior Unsecured Notes (Callable 04/15/25 @ 104.75)(1),(2)	(CCC+, Caa1)	04/15/30	9.500	1,080,882

450	Park River Holdings, Inc., Rule 144A, Senior Unsecured Notes (Callable 08/01/24 @ 103.38)(1)	(CCC, Caa1)	08/01/29	6.750	358,351

					8,301,251

Cable & Satellite TV (3.8%)

800	Altice France SA, Rule 144A, Senior Secured Notes (Callable 07/31/23 @ 102.50)(1)	(B, B3)	01/15/28	5.000	640,200

1,200	CCO Holdings LLC/CCO Holdings Capital Corp., Rule 144A, Senior Unsecured Notes (Callable 03/01/26 @ 103.69)(1)	(BB-, B1)	03/01/31	7.375	1,170,140

685	CSC Holdings LLC, Global Senior Unsecured Notes(2)	(CCC+, Caa1)	06/01/24	5.250	637,876

50	CSC Holdings LLC, Rule 144A, Company Guaranteed Notes (Callable 07/31/23 @ 101.83)(1)	(B, B1)	04/15/27	5.500	41,676

850	CSC Holdings LLC, Rule 144A, Company Guaranteed Notes (Callable 07/31/23 @ 102.69)(1)	(B, B1)	02/01/28	5.375	684,357

600	CSC Holdings LLC, Rule 144A, Company Guaranteed Notes (Callable 11/15/26 @ 102.25)(1)	(B, B1)	11/15/31	4.500	418,869

1,600	Telenet Finance Luxembourg Notes Sarl, Rule 144A, Senior Secured Notes (Callable 07/11/23 @ 102.75)(1)	(BB-, Ba3)	03/01/28	5.500	1,479,680

800	UPC Broadband Finco BV, Rule 144A, Senior Secured Notes (Callable 07/15/26 @ 102.44)(1)	(BB-, B1)	07/15/31	4.875	659,376

					5,732,174

Chemicals (4.7%)

200	Avient Corp., Rule 144A, Senior Unsecured Notes (Callable 07/31/23 @ 101.44)(1)	(BB-, Ba3)	05/15/25	5.750	197,769

477	Avient Corp., Rule 144A, Senior Unsecured Notes (Callable 08/01/25 @ 103.56)(1)	(BB-, Ba3)	08/01/30	7.125	481,641

600	Herens Holdco Sarl, Rule 144A, Senior Secured Notes (Callable 05/15/24 @ 102.38)(1)	(B-, B2)	05/15/28	4.750	465,597

800	Herens Midco Sarl, Rule 144A, Company Guaranteed Notes (Callable 05/15/24 @ 102.63)(1),(4)	(CCC, Caa2)	05/15/29	5.250	506,660

1,300	INEOS Finance PLC, Rule 144A, Senior Secured Notes (Callable 02/15/25 @ 103.38)(1),(2)	(BB, Ba2)	05/15/28	6.750	1,249,926

350	Olympus Water U.S. Holding Corp., Rule 144A, Senior Unsecured Notes (Callable 10/01/24 @ 103.13)(1),(2)	(CCC+, Caa2)	10/01/29	6.250	253,332

1,400	Polar U.S. Borrower LLC/Schenectady International Group, Inc., Rule 144A, Senior Unsecured Notes (Callable 07/31/23 @ 103.38)(1)	(CCC, Caa2)	05/15/26	6.750	829,440

800	Tronox, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/15/24 @ 102.31)(1)	(BB-, B1)	03/15/29	4.625	665,558

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
June 30, 2023 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Chemicals

$2,215	Vibrantz Technologies, Inc., Rule 144A, Senior Unsecured Notes (Callable 02/15/25 @ 104.50)(1)	(CCC+, Caa2)	02/15/30	9.000	$1,699,946

725	WR Grace Holdings LLC, Rule 144A, Senior Secured Notes (Callable 03/01/26 @ 103.69)(1)	(B, B1)	03/01/31	7.375	711,139

					7,061,008

Consumer/Commercial/Lease Financing (1.1%)

1,950	Cargo Aircraft Management, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/17/23 @ 102.38)(1)	(BB, Ba2)	02/01/28	4.750	1,710,092

Diversified Capital Goods (0.8%)

1,350	Atkore, Inc., Rule 144A, Senior Unsecured Notes (Callable 06/01/26 @ 102.13)(1)	(BB, Ba2)	06/01/31	4.250	1,169,372

Electronics (0.5%)

800	Synaptics, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/24 @ 102.00)(1),(2)	(B+, Ba3)	06/15/29	4.000	672,467

Energy - Exploration & Production (2.9%)

425	Civitas Resources, Inc., Rule 144A, Senior Unsecured Notes (Callable 07/01/25 @ 104.19)(1)	(BB-, B1)	07/01/28	8.375	429,900

425	Civitas Resources, Inc., Rule 144A, Senior Unsecured Notes (Callable 07/01/26 @ 104.38)(1)	(BB-, B1)	07/01/31	8.750	431,486

40	CNX Resources Corp., Rule 144A, Company Guaranteed Notes (Callable 07/31/23 @ 103.63)(1)	(BB, B1)	03/14/27	7.250	39,621

550	CNX Resources Corp., Rule 144A, Company Guaranteed Notes (Callable 01/15/24 @ 104.50)(1)	(BB, B1)	01/15/29	6.000	510,364

1,684	Northern Oil & Gas, Inc., Rule 144A, Senior Unsecured Notes (Callable 03/01/24 @ 104.06)(1)	(B+, B2)	03/01/28	8.125	1,652,012

1,400	Rockcliff Energy II LLC, Rule 144A, Senior Unsecured Notes (Callable 10/15/24 @ 102.75)(1)	(B+, B3)	10/15/29	5.500	1,292,858

					4,356,241

Environmental (0.4%)

600	Darling Ingredients, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/25 @ 103.00)(1)	(BB+, Ba2)	06/15/30	6.000	586,635

Food - Wholesale (0.5%)

800	U.S. Foods, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/01/25 @ 102.31)(1)	(BB-, B2)	06/01/30	4.625	717,830

Gaming (2.0%)

325	Boyd Gaming Corp., Rule 144A, Company Guaranteed Notes (Callable 06/15/26 @ 102.38)(1)	(BB, B1)	06/15/31	4.750	290,689

800	CDI Escrow Issuer, Inc., Rule 144A, Senior Unsecured Notes (Callable 04/01/25 @ 102.88)(1)	(B+, B1)	04/01/30	5.750	747,370

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
June 30, 2023 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Gaming

$850	Churchill Downs, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/01/26 @ 103.38)(1)	(B+, B1)	05/01/31	6.750	$841,500

231	Churchill Downs, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/31/23 @ 102.38)(1)	(B+, B1)	01/15/28	4.750	214,475

1,028	Jacobs Entertainment, Inc., Rule 144A, Senior Unsecured Notes(1)	(B, B2)	02/15/29	6.750	921,037

					3,015,071

Gas Distribution (5.1%)

1,000	CNX Midstream Partners LP, Rule 144A, Company Guaranteed Notes (Callable 04/15/25 @ 102.38)(1)	(BB, B1)	04/15/30	4.750	849,207

425	Genesis Energy LP/Genesis Energy Finance Corp., Company Guaranteed Notes (Callable 07/31/23 @ 101.63)	(B, B2)	10/01/25	6.500	418,799

675	Genesis Energy LP/Genesis Energy Finance Corp., Company Guaranteed Notes (Callable 07/31/23 @ 101.56)	(B, B2)	05/15/26	6.250	641,931

286	Genesis Energy LP/Genesis Energy Finance Corp., Global Company Guaranteed Notes (Callable 04/15/26 @ 104.44)	(B, B2)	04/15/30	8.875	279,688

1,200	Hess Midstream Operations LP, Rule 144A, Company Guaranteed Notes (Callable 07/31/23 @ 102.56)(1)	(BB+, Ba2)	06/15/28	5.125	1,124,203

400	Hess Midstream Operations LP, Rule 144A, Company Guaranteed Notes (Callable 10/15/25 @ 102.75)(1)	(BB+, Ba2)	10/15/30	5.500	370,468

400	Holly Energy Partners LP/Holly Energy Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 04/15/24 @ 103.19)(1)	(BB+, Ba3)	04/15/27	6.375	395,543

200	Matador Resources Co., Rule 144A, Company Guaranteed Notes (Callable 04/15/25 @ 103.44)(1)	(BB-, B1)	04/15/28	6.875	197,282

400	New Fortress Energy, Inc., Rule 144A, Senior Secured Notes (Callable 07/21/23 @ 103.38)(1)	(BB, B1)	09/15/25	6.750	375,662

950	New Fortress Energy, Inc., Rule 144A, Senior Secured Notes (Callable 07/31/23 @ 103.25)(1)	(BB, B1)	09/30/26	6.500	851,152

1,180	Rockies Express Pipeline LLC, Rule 144A, Senior Unsecured Notes (Callable 04/15/29 @ 100.00)(1)	(BB+, Ba2)	07/15/29	4.950	1,085,228

610	Rockies Express Pipeline LLC, Rule 144A, Senior Unsecured Notes (Callable 02/15/30 @ 100.00)(1)	(BB+, Ba2)	05/15/30	4.800	534,231

500	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 07/31/23 @ 105.63)(1)	(BB-, B1)	10/01/25	7.500	499,528

					7,622,922

Health Facility (0.5%)

800	Option Care Health, Inc., Rule 144A, Company Guaranteed Notes (Callable 10/31/24 @ 102.19)(1)	(B-, B3)	10/31/29	4.375	701,549

Health Services (1.8%)

1,060	AMN Healthcare, Inc., Rule 144A, Company Guaranteed Notes (Callable 04/15/24 @ 102.00)(1)	(BB-, Ba3)	04/15/29	4.000	925,407

1,600	AthenaHealth Group, Inc., Rule 144A, Senior Unsecured Notes (Callable 02/15/25 @ 103.25)(1),(2)	(CCC, Caa2)	02/15/30	6.500	1,348,274

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
June 30, 2023 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Health Services

$446	Pediatrix Medical Group, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/15/25 @ 102.69)(1),(2)	(BB-, Ba3)	02/15/30	5.375	$410,788

					2,684,469

Insurance Brokerage (4.5%)

1,000	Acrisure LLC/Acrisure Finance, Inc., Rule 144A, Senior Unsecured Notes (Callable 07/31/23 @ 107.59)(1)	(CCC+, Caa2)	08/01/26	10.125	1,025,321

576	GTCR AP Finance, Inc., Rule 144A, Senior Unsecured Notes (Callable 07/31/23 @ 102.00)(1)	(CCC+, Caa2)	05/15/27	8.000	565,308

600	Jones Deslauriers Insurance Management, Inc., Rule 144A, Senior Secured Notes (Callable 03/15/26 @ 104.25)(1)	(B-, B2)	03/15/30	8.500	612,813

1,000	Jones Deslauriers Insurance Management, Inc., Rule 144A, Senior Unsecured Notes (Callable 12/15/25 @ 105.25)(1)	(CCC, Caa2)	12/15/30	10.500	1,008,904

400	NFP Corp., Rule 144A, Senior Secured Notes (Callable 10/01/25 @ 103.75)(1)	(B, B1)	10/01/30	7.500	387,642

2,712	NFP Corp., Rule 144A, Senior Unsecured Notes (Callable 08/15/23 @ 103.44)(1)	(CCC+, Caa2)	08/15/28	6.875	2,358,448

800	Ryan Specialty LLC, Rule 144A, Senior Secured Notes (Callable 02/01/25 @ 102.19)(1)	(BB-, B1)	02/01/30	4.375	709,160

					6,667,596

Investments & Misc. Financial Services (3.1%)

1,900	Armor Holdco, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/15/24 @ 104.25)(1)	(CCC+, Caa1)	11/15/29	8.500	1,578,741

1,400	Compass Group Diversified Holdings LLC, Rule 144A, Company Guaranteed Notes (Callable 04/15/24 @ 102.63)(1)	(B+, B1)	04/15/29	5.250	1,228,733

800	Compass Group Diversified Holdings LLC, Rule 144A, Senior Unsecured Notes (Callable 01/15/27 @ 102.50)(1)	(B+, B1)	01/15/32	5.000	648,454

419	Home Point Capital, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/31/23 @ 102.50)(1)	(NR, Caa1)	02/01/26	5.000	376,034

600	Paysafe Finance PLC/Paysafe Holdings U.S. Corp., Rule 144A, Senior Secured Notes (Callable 06/15/24 @ 102.00)(1),(2)	(B, B2)	06/15/29	4.000	472,399

400	Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/31/23 @ 102.31)(1)	(NR, Ba3)	11/01/26	4.625	375,510

					4,679,871

Machinery (4.2%)

1,425	Arcosa, Inc., Rule 144A, Company Guaranteed Notes (Callable 04/15/24 @ 102.19)(1)	(BB, Ba2)	04/15/29	4.375	1,278,271

1,080	ATS Corp., Rule 144A, Company Guaranteed Notes (Callable 12/15/23 @ 102.06)(1)	(BB-, B2)	12/15/28	4.125	967,732

1,400	Dornoch Debt Merger Sub, Inc., Rule 144A, Senior Unsecured Notes (Callable 10/15/24 @ 103.31)(1),(2)	(CCC, Caa2)	10/15/29	6.625	1,143,834

1,638	Enviri Corp., Rule 144A, Company Guaranteed Notes (Callable 07/31/23 @ 101.44)(1)	(B, B3)	07/31/27	5.750	1,427,697

400	Hillenbrand, Inc., Global Company Guaranteed Notes (Callable 07/11/23 @ 101.44)	(BB+, Ba1)	06/15/25	5.750	396,560

400	Interface, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/01/23 @ 102.75)(1)	(B+, B1)	12/01/28	5.500	325,010

335	Regal Rexnord Corp., Rule 144A, Company Guaranteed Notes (Callable 12/15/29 @ 100.00)(1)	(BB+, Baa3)	02/15/30	6.300	334,079

335	Regal Rexnord Corp., Rule 144A, Company Guaranteed Notes (Callable 01/15/33 @ 100.00)(1)	(BB+, Baa3)	04/15/33	6.400	334,839

					6,208,022

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
June 30, 2023 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Managed Care (0.3%)

$505	HealthEquity, Inc., Rule 144A, Company Guaranteed Notes (Callable 10/01/24 @ 102.25)(1)	(B, B3)	10/01/29	4.500	$445,719

Media - Diversified (0.1%)

200	News Corp., Rule 144A, Company Guaranteed Notes (Callable 02/15/27 @ 102.56)(1)	(BB+, Ba1)	02/15/32	5.125	182,618

Media Content (0.6%)

1,000	Sirius XM Radio, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/01/24 @ 102.75)(1)	(BB, Ba3)	07/01/29	5.500	900,217

Metals & Mining - Excluding Steel (5.2%)

800	Alcoa Nederland Holding BV, Rule 144A, Company Guaranteed Notes (Callable 07/31/23 @ 102.75)(1)	(BB+, Baa3)	12/15/27	5.500	774,533

250	Canpack SA/Canpack U.S. LLC, Rule 144A, Company Guaranteed Notes (Callable 11/15/24 @ 101.94)(1)	(BB-, NR)	11/15/29	3.875	203,781

1,800	ERO Copper Corp., Rule 144A, Company Guaranteed Notes (Callable 02/15/25 @ 103.25)(1)	(B, B1)	02/15/30	6.500	1,554,868

1,500	First Quantum Minerals Ltd., Rule 144A, Company Guaranteed Notes (Callable 07/11/23 @ 101.72)(1)	(B+, NR)	03/01/26	6.875	1,478,665

400	First Quantum Minerals Ltd., Rule 144A, Company Guaranteed Notes (Callable 06/01/26 @ 104.31)(1)	(B+, NR)	06/01/31	8.625	410,452

400	Kaiser Aluminum Corp., Rule 144A, Company Guaranteed Notes (Callable 07/31/23 @ 102.31)(1)	(BB-, B2)	03/01/28	4.625	350,412

600	Kaiser Aluminum Corp., Rule 144A, Company Guaranteed Notes (Callable 06/01/26 @ 102.25)(1)	(BB-, B2)	06/01/31	4.500	480,666

110	Novelis Corp., Rule 144A, Company Guaranteed Notes (Callable 01/30/25 @ 102.38)(1)	(BB, Ba3)	01/30/30	4.750	97,865

1,129	SunCoke Energy, Inc., Rule 144A, Senior Secured Notes (Callable 06/30/24 @ 102.44)(1)	(BB, B1)	06/30/29	4.875	949,495

1,550	Taseko Mines Ltd., Rule 144A, Senior Secured Notes (Callable 07/31/23 @ 103.50)(1),(2)	(B-, B3)	02/15/26	7.000	1,414,790

					7,715,527

Non - Electric Utilities (0.3%)

600	Suburban Propane Partners LP/Suburban Energy Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 06/01/26 @ 102.50)(1)	(BB-, B1)	06/01/31	5.000	503,199

Packaging (3.8%)

460	Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, Rule 144A, Senior Unsecured Notes (Callable 05/15/24 @ 101.50)(1),(4)	(B+, Caa1)	09/01/29	3.000	374,846

400	Ball Corp., Global Company Guaranteed Notes (Callable 11/15/24 @ 103.44)	(BB+, Ba1)	03/15/28	6.875	408,336

400	Ball Corp., Global Company Guaranteed Notes (Callable 05/15/26 @ 103.00)	(BB+, Ba1)	06/15/29	6.000	397,500

415	Chart Industries, Inc., Rule 144A, Senior Secured Notes (Callable 01/01/26 @ 103.75)(1)	(B+, Ba3)	01/01/30	7.500	423,910

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
June 30, 2023 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Packaging

$400	Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co.-Issuer LLC, Rule 144A, Senior Secured Notes (Callable 07/31/23 @ 103.00)(1)	(B-, B3)	09/15/28	6.000	$340,456

500	Mauser Packaging Solutions Holding Co., Rule 144A, Senior Secured Notes (Callable 08/15/24 @ 103.94)(1)	(B, B2)	08/15/26	7.875	496,637

400	Owens-Brockway Glass Container, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/15/26 @ 103.63)(1)	(B+, B2)	05/15/31	7.250	405,500

1,000	Trident TPI Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/31/25 @ 106.38)(1)	(CCC+, Caa2)	12/31/28	12.750	1,038,250

2,040	TriMas Corp., Rule 144A, Company Guaranteed Notes (Callable 04/15/24 @ 102.06)(1)	(BB-, Ba3)	04/15/29	4.125	1,819,802

					5,705,237

Personal & Household Products (0.9%)

1,350	CB High Ridge, Rule 144A, Company Guaranteed Notes (Callable 02/09/23 @ 100.00)(1),(5),(6),(7),(8)	(NR, NR)	03/15/25	0.000	16,875

1,600	MajorDrive Holdings IV LLC, Rule 144A, Senior Unsecured Notes (Callable 06/01/24 @ 103.19)(1)	(CCC+, Caa2)	06/01/29	6.375	1,272,216

					1,289,091

Pharmaceuticals (0.9%)

708	Emergent BioSolutions, Inc., Rule 144A, Company Guaranteed Notes (Callable 08/15/23 @ 101.94)(1)	(B, Caa2)	08/15/28	3.875	412,619

1,000	Syneos Health, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/15/24 @ 101.81)(1),(2)	(BB-, B1)	01/15/29	3.625	978,790

					1,391,409

Real Estate Investment Trusts (1.4%)

1,471	Global Net Lease, Inc./Global Net Lease Operating Partnership LP, Rule 144A, Company Guaranteed Notes (Callable 09/15/27 @ 100.00)(1)	(BBB-, WR)	12/15/27	3.750	1,080,713

400	Starwood Property Trust, Inc., Rule 144A, Senior Unsecured Notes (Callable 01/15/26 @ 100.00)(1)	(BB-, Ba3)	07/15/26	3.625	344,722

800	Starwood Property Trust, Inc., Rule 144A, Senior Unsecured Notes (Callable 07/15/26 @ 100.00)(1)	(BB-, Ba3)	01/15/27	4.375	689,748

					2,115,183

Recreation & Travel (4.7%)

1,600	Boyne USA, Inc., Rule 144A, Senior Unsecured Notes (Callable 05/15/24 @ 102.38)(1)	(B, B1)	05/15/29	4.750	1,442,944

2,575	SeaWorld Parks & Entertainment, Inc., Rule 144A, Company Guaranteed Notes (Callable 08/15/24 @ 102.63)(1)	(B, B3)	08/15/29	5.250	2,307,295

300	SeaWorld Parks & Entertainment, Inc., Rule 144A, Senior Secured Notes (Callable 07/31/23 @ 102.19)(1)	(BB, Ba3)	05/01/25	8.750	304,834

1,200	Six Flags Entertainment Corp., Rule 144A, Company Guaranteed Notes (Callable 05/15/26 @ 103.63)(1)	(B, B3)	05/15/31	7.250	1,169,884

1,915	Speedway Motorsports LLC/Speedway Funding II, Inc., Rule 144A, Senior Unsecured Notes (Callable 07/31/23 @ 102.44)(1)	(BB, B2)	11/01/27	4.875	1,775,191

					7,000,148

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
June 30, 2023 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Restaurants (0.4%)

$625	Yum! Brands, Inc., Global Senior Unsecured Notes (Callable 04/01/27 @ 102.69)	(BB, Ba3)	04/01/32	5.375	$594,707

Software - Services (6.2%)

1,700	Elastic NV, Rule 144A, Senior Unsecured Notes (Callable 07/15/24 @ 102.06)(1)	(B+, B1)	07/15/29	4.125	1,468,087

1,775	Newfold Digital Holdings Group, Inc., Rule 144A, Senior Unsecured Notes (Callable 02/15/24 @ 103.00)(1)	(CCC+, Caa2)	02/15/29	6.000	1,334,072

635	Open Text Corp., Rule 144A, Company Guaranteed Notes (Callable 12/01/24 @ 101.94)(1)	(BB-, Ba3)	12/01/29	3.875	531,326

800	Open Text Corp., Rule 144A, Senior Secured Notes (Callable 11/01/27 @ 100.00)(1)	(BBB-, Ba1)	12/01/27	6.900	815,376

825	Open Text Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/01/26 @ 102.06)(1)	(BB-, Ba3)	12/01/31	4.125	676,873

2,107	Presidio Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/31/23 @ 104.13)(1)	(CCC+, Caa1)	02/01/28	8.250	2,008,850

2,705	Virtusa Corp., Rule 144A, Senior Unsecured Notes (Callable 12/15/23 @ 103.56)(1)	(CCC+, Caa1)	12/15/28	7.125	2,204,233

200	ZoomInfo Technologies LLC/ZoomInfo Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 02/01/24 @ 101.94)(1),(2)	(B+, B1)	02/01/29	3.875	172,261

					9,211,078

Specialty Retail (2.8%)

40	Asbury Automotive Group, Inc., Global Company Guaranteed Notes (Callable 07/11/23 @ 102.25)	(BB, B1)	03/01/28	4.500	36,714

491	Asbury Automotive Group, Inc., Global Company Guaranteed Notes (Callable 03/01/25 @ 102.38)	(BB, B1)	03/01/30	4.750	436,933

200	Asbury Automotive Group, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/15/24 @ 102.31)(1)	(BB, B1)	11/15/29	4.625	177,754

200	Asbury Automotive Group, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/15/26 @ 102.50)(1)	(BB, B1)	02/15/32	5.000	174,337

68	Eagle Intermediate Global Holding BV/Eagle U.S. Finance LLC(7),(8)	(NR, WR)	05/01/25	0.000	35,360

51	Eagle Intermediate Global Holding BV/Eagle U.S. Finance LLC, Rule 144A, Senior Secured Notes (Callable 07/11/23 @ 101.88)(1),(7),(8)	(NR, NR)	05/01/25	7.500	32,802

1,850	Eagle Intermediate Global Holding BV/Eagle U.S. Finance LLC, Rule 144A, Senior Secured Notes (Callable 07/11/23 @ 101.88)(1)	(NR, Caa3)	05/01/25	7.500	1,225,401

400	LCM Investments Holdings II LLC, Rule 144A, Senior Unsecured Notes (Callable 05/01/24 @ 102.44)(1)	(BB-, B2)	05/01/29	4.875	342,722

400	Murphy Oil USA, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/15/26 @ 101.88)(1)	(BB+, Ba2)	02/15/31	3.750	335,640

600	Sonic Automotive, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/15/24 @ 102.31)(1),(2)	(BB-, B1)	11/15/29	4.625	503,081

1,150	Sonic Automotive, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/15/26 @ 102.44)(1),(2)	(BB-, B1)	11/15/31	4.875	944,907

					4,245,651

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
June 30, 2023 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Steel Producers/Products (1.1%)

$1,997	TMS International Corp., Rule 144A, Senior Unsecured Notes (Callable 04/15/24 @ 103.13)(1)	(B, Caa1)	04/15/29	6.250	$1,679,537

Support - Services (8.8%)

1,223	Allied Universal Holdco LLC/Allied Universal Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 07/31/23 @ 102.44)(1)	(CCC+, Caa2)	07/15/27	9.750	1,082,801

1,300	Allied Universal Holdco LLC/Allied Universal Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 06/01/24 @ 103.00)(1),(2)	(CCC+, Caa2)	06/01/29	6.000	960,951

582	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, Rule 144A, Senior Secured Notes (Callable 06/01/24 @ 102.31)(1)	(B, B3)	06/01/28	4.625	490,262

400	ASGN, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/31/23 @ 102.31)(1)	(BB-, Ba3)	05/15/28	4.625	362,394

2,400	CoreLogic, Inc., Rule 144A, Senior Secured Notes (Callable 05/01/24 @ 102.25)(1)	(B-, B2)	05/01/28	4.500	1,937,628

2,735	GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC, Rule 144A, Senior Secured Notes (Callable 07/31/23 @ 101.78)(1)	(B, B2)	07/31/26	7.125	2,650,641

915	H&E Equipment Services, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/15/23 @ 101.94)(1)	(BB-, B1)	12/15/28	3.875	793,187

325	TriNet Group, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/01/24 @ 101.75)(1)	(BB+, Ba2)	03/01/29	3.500	282,837

600	United Rentals North America, Inc., Rule 144A, Senior Secured Notes (Callable 12/15/25 @ 103.00)(1)	(BBB-, Baa3)	12/15/29	6.000	599,188

500	WESCO Distribution, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/31/23 @ 101.78)(1)	(BB, Ba3)	06/15/25	7.125	505,682

500	WESCO Distribution, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/31/23 @ 103.63)(1)	(BB, Ba3)	06/15/28	7.250	510,489

1,231	White Cap Buyer LLC, Rule 144A, Senior Unsecured Notes (Callable 10/15/23 @ 103.44)(1)	(CCC+, Caa1)	10/15/28	6.875	1,117,237

595	Williams Scotsman International, Inc., Rule 144A, Senior Secured Notes (Callable 08/15/23 @ 102.31)(1)	(B+, B2)	08/15/28	4.625	544,692

1,500	ZipRecruiter, Inc., Rule 144A, Senior Unsecured Notes (Callable 01/15/25 @ 102.50)(1)	(BB-, B2)	01/15/30	5.000	1,278,735

					13,116,724

Tech Hardware & Equipment (2.7%)

340	CommScope Technologies LLC, Rule 144A, Company Guaranteed Notes (Callable 07/11/23 @ 101.67)(1)	(CCC+, Caa1)	03/15/27	5.000	236,841

1,350	Entegris Escrow Corp., Rule 144A, Senior Secured Notes (Callable 01/15/29 @ 100.00)(1)	(BB, Baa3)	04/15/29	4.750	1,250,519

1,600	Imola Merger Corp., Rule 144A, Senior Secured Notes (Callable 05/15/24 @ 102.38)(1)	(BB-, B1)	05/15/29	4.750	1,393,386

1,320	Vertiv Group Corp., Rule 144A, Senior Secured Notes (Callable 11/15/24 @ 102.06)(1)	(BB-, B1)	11/15/28	4.125	1,190,572

					4,071,318

Telecom - Wireline Integrated & Services (3.3%)

1,856	Altice France SA, Rule 144A, Senior Secured Notes (Callable 09/15/23 @ 102.56)(1)	(B-, B2)	01/15/29	5.125	1,325,118

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
June 30, 2023 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Telecom - Wireline Integrated & Services

$200	Altice France SA, Rule 144A, Senior Secured Notes (Callable 04/15/24 @ 102.56)(1)	(B-, B2)	07/15/29	5.125	$142,179

200	Altice France SA, Rule 144A, Senior Secured Notes (Callable 10/15/24 @ 102.75)(1)	(B-, B2)	10/15/29	5.500	143,228

670	Ciena Corp., Rule 144A, Company Guaranteed Notes (Callable 01/31/25 @ 102.00)(1)	(BB, Ba1)	01/31/30	4.000	584,340

1,193	LCPR Senior Secured Financing DAC, Rule 144A, Senior Secured Notes (Callable 07/31/23 @ 103.38)(1)	(B+, B1)	10/15/27	6.750	1,119,138

200	LCPR Senior Secured Financing DAC, Rule 144A, Senior Secured Notes (Callable 07/15/24 @ 102.56)(1)	(B+, B1)	07/15/29	5.125	168,286

400	Level 3 Financing, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/31/23 @ 102.13)(1)	(B, B1)	07/01/28	4.250	258,117

600	Level 3 Financing, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/15/24 @ 101.81)(1)	(B, B1)	01/15/29	3.625	360,570

500	Virgin Media Secured Finance PLC, Rule 144A, Senior Secured Notes (Callable 07/10/23 @ 101.25)(1),(9)	(BB-, Ba3)	04/15/27	5.000	578,132

400	Vmed O2 U.K. Financing I PLC, Rule 144A, Senior Secured Notes (Callable 01/31/26 @ 102.13)(1)	(BB-, Ba3)	01/31/31	4.250	323,850

					5,002,958

Theaters & Entertainment (2.1%)

1,538	AMC Entertainment Holdings, Inc.,10.00% Cash, 12.00% PIK, Rule 144A, Secured Notes (Callable 07/11/23 @ 106.00)(1),(3)	(CCC-, Caa3)	06/15/26	10.000	1,105,386

1,025	Live Nation Entertainment, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/31/23 @ 100.00)(1)	(B+, B2)	11/01/24	4.875	1,010,345

700	Live Nation Entertainment, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/31/23 @ 101.41)(1)	(B+, B2)	03/15/26	5.625	684,715

325	Live Nation Entertainment, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/31/23 @ 103.56)(1)	(B+, B2)	10/15/27	4.750	303,561

					3,104,007

Transport Infrastructure/Services (1.5%)

1,400	XPO Escrow Sub LLC, Rule 144A, Company Guaranteed Notes (Callable 11/15/24 @ 103.75)(1)	(BB+, Baa3)	11/15/27	7.500	1,431,823

200	XPO, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/01/26 @ 103.56)(1)	(BB-, Ba3)	06/01/31	7.125	200,723

645	XPO, Inc., Rule 144A, Senior Secured Notes (Callable 06/01/25 @ 103.13)(1)	(BBB-, Ba1)	06/01/28	6.250	635,325

					2,267,871

TOTAL CORPORATE BONDS (Cost $154,648,650)					142,084,562

BANK LOANS (28.0%)

Advertising (0.4%)

23	MH Sub I LLC (1st Lien Term Loan), 1 mo. USD LIBOR + 3.750%(10)	(B, B1)	09/13/24	8.852	22,585

555	MH Sub I LLC (Incremental Term Loan), 1 mo. USD LIBOR + 3.750%(10)	(B, B1)	09/13/24	8.852	555,817

					578,402

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
June 30, 2023 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

BANK LOANS (continued)

Aerospace & Defense (1.3%)

$1,050	Amentum Government Services Holdings LLC, 1 mo. USD Term SOFR + 8.750%(10)	(NR, NR)	01/31/28	13.967	$959,438

297	Amentum Government Services Holdings LLC, 1 mo. USD Term SOFR + 4.000%(8),(10)	(B, B2)	02/15/29	9.147	291,060

728	Peraton Corp., 3 mo. USD Term SOFR + 7.750%(10)	(NR, NR)	02/01/29	12.979	707,628

					1,958,126

Auto Parts & Equipment (0.4%)

259	Jason Group, Inc., 1 mo. USD LIBOR + 1.000% Cash, 9.000% PIK(3),(8),(10)	(NR, WR)	03/02/26	15.193	256,101

333	Jason Group, Inc., 1 mo. USD LIBOR + 2.000% Cash, 4.000% PIK(3),(10)	(NR, WR)	08/28/25	11.193	282,040

					538,141

Building Materials (0.3%)

532	Cornerstone Building Brands, Inc., 1 mo. USD Term SOFR + 5.625%(10)	(B, B2)	08/01/28	10.772	511,867

Chemicals (1.2%)

347	Ascend Performance Materials Operations LLC, 3 mo. USD Term SOFR + 4.750%(10)	(B+, Ba3)	08/27/26	9.715	340,569

741	Luxembourg Investment Co. 428 Sarl, 3 mo. USD Term SOFR + 5.000%(10)	(B-, B2)	01/03/29	10.392	551,450

568	Polar U.S. Borrower LLC, 3 mo. USD Term SOFR + 4.750%(10)	(CCC+, B3)	10/15/25	9.721 ‑ 9.827	450,412

544	Zep, Inc., 3 mo. USD LIBOR + 4.000%(10)	(CCC+, B3)	08/12/24	9.242	467,464

					1,809,895

Diversified Capital Goods (0.9%)

597	Dynacast International LLC, 3 mo. USD Term SOFR + 9.000%(10)	(CCC, Caa2)	10/22/25	14.325	453,679

1,021	Electrical Components International, Inc., U.S. (Fed) Prime Rate + 7.500%(8),(10)	(B-, B2)	06/26/25	15.750	957,116

					1,410,795

Electronics (1.0%)

1,518	Idemia Group, 3 mo. USD LIBOR + 4.500%(10)	(B, B2)	01/09/26	10.038	1,513,561

Food & Drug Retailers (0.5%)

1,000	WOOF Holdings, Inc., 3 mo. USD LIBOR + 7.250%(10)	(CCC, Caa2)	12/21/28	12.421	810,000

Gas Distribution (0.7%)

998	Traverse Midstream Partners LLC, 1 mo. USD Term SOFR + 3.750%(10)	(B+, B2)	02/16/28	8.937	991,410

Health Facility (0.3%)

532	Carestream Health, Inc., 3 mo. USD Term SOFR + 7.500%(10)	(B-, Caa1)	09/30/27	12.842	389,783

Health Services (0.8%)

819	MedAssets Software Intermediate Holdings, Inc., 1 mo. USD LIBOR + 6.750%(10)	(CCC-, Caa3)	12/17/29	11.943	491,912

802	U.S. Radiology Specialists, Inc., 1 mo. USD Term SOFR + 5.250%(8),(10)	(B-, B3)	12/15/27	10.452	781,899

					1,273,811

Hotels (0.6%)

899	Aimbridge Acquisition Co., Inc.(11)	(CCC+, B3)	02/02/26	0.000	881,950

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
June 30, 2023 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

BANK LOANS (continued)

Insurance Brokerage (0.6%)

$846	Hub International Ltd., 1 mo. USD LIBOR + 3.250%, 3 mo. USD LIBOR + 3.250%(10)	(B, B2)	04/25/25	8.404 ‑ 8.788	$845,926

Investments & Misc. Financial Services (1.5%)

1,500	AqGen Ascensus, Inc., 1 mo. USD LIBOR + 6.500%(10)	(CCC, Caa2)	08/02/29	11.688	1,350,000

865	Deerfield Dakota Holding LLC, 3 mo. USD LIBOR + 6.750%(10)	(CCC, Caa2)	04/07/28	12.288	811,571

476	Ditech Holding Corp.(5),(6),(7),(8)	(NR, WR)	06/30/22	0.000	28,545

					2,190,116

Machinery (1.1%)

1,398	LTI Holdings, Inc., 1 mo. USD LIBOR + 6.750%(10),(12)	(CCC+, Caa2)	09/06/26	11.967	1,198,431

433	LTI Holdings, Inc., 1 mo. USD LIBOR + 3.500%(10)	(B-, B2)	09/06/25	8.717	416,875

					1,615,306

Media - Diversified (0.4%)

214	Technicolor Creative Studios, 3 mo. EUR EURIBOR + 5.000%(4),(10)	(NR, NR)	06/05/30	8.476	—

101	Technicolor Creative Studios, 6 mo. EUR EURIBOR + 5.000%(4),(8),(10)	(NR, NR)	07/31/26	15.335	109,278

95	Technicolor Creative Studios(4),(8),(11)	(NR, NR)	07/31/26	0.000	102,232

529	Technicolor Creative Studios, 3 mo. EUR EURIBOR + 5.000%(4),(10)	(NR, NR)	06/08/33	8.547	373,797

					585,307

Medical Products (1.4%)

627	Femur Buyer, Inc., 3 mo. USD Term SOFR + 5.500%(8),(10)	(CCC+, NR)	08/05/25	11.003	560,213

900	Viant Medical Holdings, Inc., 1 mo. USD LIBOR + 7.750%(10),(12)	(CCC-, Caa3)	07/02/26	12.943	799,875

682	Viant Medical Holdings, Inc., 1 mo. USD LIBOR + 6.250%(8),(10)	(CCC+, B3)	07/02/25	11.443	678,867

					2,038,955

Personal & Household Products (1.5%)

800	ABG Intermediate Holdings 2 LLC, 1 mo. USD Term SOFR + 6.000%(10)	(CCC+, Caa1)	12/20/29	11.202	748,000

1,100	Serta Simmons Bedding LLC, 1 mo. USD LIBOR + 9.500%(10)	(NR, NR)	08/10/23	14.448	1,109,180

741	Serta Simmons Bedding LLC, 3 mo. USD LIBOR + 9.500%(10)	(NR, NR)	08/10/23	15.014	443,302

					2,300,482

Pharmaceuticals (0.3%)

384	Akorn, Inc.(5),(6)	(NR, WR)	10/01/25	0.000	404,672

Recreation & Travel (1.8%)

763	Bulldog Purchaser, Inc., 1 mo. USD Term SOFR + 7.750%(10)	(CCC-, Caa3)	09/04/26	12.952	598,043

966	Bulldog Purchaser, Inc., 1 mo. USD Term SOFR + 3.750%(10)	(B-, B3)	09/05/25	8.952	906,032

523	Hornblower Sub LLC, 3 mo. USD LIBOR + 4.500%(10)	(CCC-, Caa2)	04/27/25	10.481	255,021

773	Hornblower Sub LLC (2020 Super Priority Term Loan), 3 mo. USD LIBOR + 8.125%(10)	(NR, NR)	11/10/25	13.446	770,779

200	Hornblower Sub LLC (2022 Incremental Term Loan), 3 mo. USD LIBOR + 8.125%(10)	(NR, NR)	11/20/25	13.446	199,375

					2,729,250

Restaurants (0.1%)

200	Tacala LLC, 1 mo. USD LIBOR + 7.500%(10)	(CCC, Caa2)	02/04/28	12.693	189,500

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
June 30, 2023 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

BANK LOANS (continued)

Software - Services (8.0%)

$1,190	Aston FinCo Sarl, 1 mo. USD LIBOR + 4.250%(8),(10)	(B-, B3)	10/09/26	9.443	$1,023,820

595	Astra Acquisition Corp., 1 mo. USD LIBOR + 5.250%(10)	(B-, B1)	10/25/28	10.443	419,413

600	CommerceHub, Inc., 3 mo. USD Term SOFR + 7.000%(10)	(CCC, Caa2)	12/29/28	12.217	469,800

1,250	Epicor Software Corp., 1 mo. USD Term SOFR + 7.750%(10)	(CCC, Caa2)	07/31/28	12.953	1,253,650

460	Finastra USA, Inc., 3 mo. USD LIBOR + 3.500%, 6 mo. USD LIBOR + 3.500%(10)	(CCC+, B3)	06/13/24	9.038 ‑ 9.231	443,626

2,011	Finastra USA, Inc., 6 mo. USD LIBOR + 7.250%(10)	(CCC-, Caa3)	06/13/25	12.788	1,832,596

499	Genuine Financial Holdings LLC(11)	(B, B2)	07/11/25	0.000	498,638

1,930	Hyland Software, Inc., 1 mo. USD LIBOR + 3.500%(10)	(B-, B2)	07/01/24	8.693	1,916,133

280	Hyland Software, Inc., 1 mo. USD LIBOR + 6.250%(10)	(CCC, Caa2)	07/07/25	11.467	270,550

1,047	Open Text Corp., 1 mo. USD Term SOFR + 3.500%(10)	(BBB-, Ba1)	01/31/30	8.584	1,052,586

1,191	Project Alpha Intermediate Holding, Inc., 1 mo. USD LIBOR + 4.000%(10)	(B, B3)	04/26/24	9.200	1,190,041

994	Quest Software U.S. Holdings, Inc., 3 mo. USD Term SOFR + 4.250%(10)	(CCC+, B2)	02/01/29	9.445	776,362

130	Redstone Holdco 2 LP, 3 mo. USD LIBOR + 7.750%(10)	(CCC+, Caa3)	04/27/29	13.042	82,116

892	Redstone Holdco 2 LP, 3 mo. USD LIBOR + 4.750%(10)	(B-, B3)	04/27/28	10.005	746,999

					11,976,330

Support - Services (0.8%)

400	LaserShip, Inc., 1 mo. USD LIBOR + 7.500%(8),(10)	(CCC-, Caa3)	05/07/29	12.693	300,000

795	LaserShip, Inc., 1 mo. USD LIBOR + 4.500%(8),(10)	(CCC+, B3)	05/07/28	9.693	660,221

400	TruGreen Ltd. Partnership, 3 mo. USD LIBOR + 8.500%(8),(10)	(CCC, Caa3)	11/02/28	13.773	238,000

					1,198,221

Telecom - Wireline Integrated & Services (1.2%)

1,247	Patagonia Holdco LLC, 3 mo. USD Term SOFR + 5.750%(10)	(NR, B1)	08/01/29	10.789	1,065,782

875	TVC Albany, Inc., 1 mo. USD Term SOFR + 7.500%(10),(12)	(CCC, Caa2)	07/23/26	12.584	804,729

					1,870,511

Theaters & Entertainment (0.9%)

1,293	William Morris Endeavor Entertainment LLC, 1 mo. USD LIBOR + 2.750%(10)	(B+, B3)	05/18/25	7.950	1,292,081

TOTAL BANK LOANS (Cost $45,006,017)					41,904,398

ASSET BACKED SECURITIES (7.5%)

Collateralized Debt Obligations (7.5%)

650	Anchorage Capital CLO 15 Ltd., 2020-15A, Rule 144A, 3 mo. USD LIBOR + 7.400%(1),(10)	(NR, Ba3)	07/20/34	12.650	572,864

1,000	Anchorage Capital CLO 25 Ltd., 2022-25A, Rule 144A, 3 mo. USD Term SOFR + 7.170%(1),(10)	(NR, Ba3)	04/20/35	12.218	910,477

500	Anchorage Credit Funding 4 Ltd., 2016-4A, Rule 144A(1)	(NR, Ba3)	04/27/39	6.659	397,696

750	Battalion CLO 18 Ltd., 2020-18A, Rule 144A, 3 mo. USD LIBOR + 6.710%(1),(10)	(BB-, NR)	10/15/36	11.970	606,718

1,000	Battalion CLO XV Ltd., 2020-15A, Rule 144A, 3 mo. USD LIBOR + 6.350%(1),(10)	(BB-, NR)	01/17/33	11.610	833,121

1,000	Cedar Funding VI CLO Ltd., 2016-6A, Rule 144A, 3 mo. USD LIBOR + 6.720%(1),(10)	(BB-, NR)	04/20/34	11.970	891,968

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
June 30, 2023 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

ASSET BACKED SECURITIES (continued)

Collateralized Debt Obligations

$1,000	CIFC Funding Ltd., 2017-1A, Rule 144A, 3 mo. USD LIBOR + 3.500%(1),(10)	(NR, Baa2)	04/23/29	8.761	$978,784

1,000	KKR CLO 14 Ltd., Rule 144A, 3 mo. USD LIBOR + 6.150%(1),(10)	(NR, B1)	07/15/31	11.410	853,808

1,000	KKR CLO Ltd., 16, Rule 144A, 3 mo. USD LIBOR + 7.110%(1),(10)	(BB-, NR)	10/20/34	12.360	857,222

1,000	Marble Point CLO XXIII Ltd., 2021-4A, Rule 144A, 3 mo. USD LIBOR + 5.750%(1),(10)	(NR, Ba1)	01/22/35	11.023	907,474

400	MP CLO III Ltd., 2013-1A, Rule 144A, 3 mo. USD LIBOR + 3.050%(1),(10)	(NR, Ba1)	10/20/30	8.300	352,616

1,000	Oaktree CLO Ltd., 2019-4A, Rule 144A, 3 mo. USD LIBOR + 7.230%(1),(10)	(BB-, NR)	10/20/32	12.480	929,737

1,000	Palmer Square Credit Funding Ltd., 2019-1A, Rule 144A(1)	(NR, Baa2)	04/20/37	5.459	892,419

1,000	Venture 41 CLO Ltd., 2021-41A, Rule 144A, 3 mo. USD LIBOR + 7.710%(1),(10)	(BB-, NR)	01/20/34	12.960	890,954

400	Vibrant CLO VII Ltd., 2017-7A, Rule 144A, 3 mo. USD LIBOR + 3.600%(1),(10)	(NR, Baa3)	09/15/30	8.850	359,941

TOTAL ASSET BACKED SECURITIES (Cost $12,459,441)					11,235,799

Shares

COMMON STOCKS (0.8%)

Auto Parts & Equipment (0.2%)

37,432	Jason, Inc.(6)				336,890

Chemicals (0.4%)

2,794	Project Investor Holdings LLC(6),(7),(8),(12)				28

46,574	Proppants Holdings LLC(6),(7),(8),(12)				931

10,028	UTEX Industries, Inc.(6)				645,131

					646,090

Pharmaceuticals (0.0%)

45,583	Akorn, Inc.(6)				13,675

Private Placement (0.1%)

2,826,020	Technicolor Creative Studios SA(6),(13)				105,445

Specialty Retail (0.0%)

69	Eagle Investments Holding Co. LLC, Class B(6),(7),(8)				—

Support - Services (0.0%)

800	LTR Holdings, Inc.(6),(7),(8),(12)				1,184

Theaters & Entertainment (0.1%)

307,692	Vantiva SA(4),(6)				71,278

TOTAL COMMON STOCKS (Cost $2,730,930)					1,174,562

WARRANTS (0.0%)

Chemicals (0.0%)

11,643	Project Investor Holdings LLC, expires 02/20/2022(6),(7),(8),(12)				—

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
June 30, 2023 (unaudited)

Shares		Value

WARRANTS (continued)

Private Placement (0.0%)

819,286	Technicolor Creative Studios SA(6),(13)	$30,569

TOTAL WARRANTS (Cost $6,054)		30,569

SHORT-TERM INVESTMENTS (11.7%)

6,591,439	State Street Institutional U.S. Government Money Market Fund - Premier Class, 5.03%	6,591,439

10,826,798	State Street Navigator Securities Lending Government Money Market Portfolio, 5.11%(14)	10,826,798

TOTAL SHORT-TERM INVESTMENTS (Cost $17,418,237)		17,418,237

TOTAL INVESTMENTS AT VALUE (143.1%) (Cost $232,269,329)		213,848,127

LIABILITIES IN EXCESS OF OTHER ASSETS (-43.1%)		(64,449,124)

NET ASSETS (100.0%)		$149,399,003

INVESTMENT ABBREVIATIONS
1 mo. = 1 month
3 mo. = 3 month
6 mo. = 6 month
EURIBOR = Euro Interbank Offered Rate
LIBOR = London Interbank Offered Rate
NR = Not Rated
Sarl = société à responsabilité limitée
SOFR = Secured Overnight Financing Rate
WR = Withdrawn Rating

†	Credit ratings given by the S&P Global Ratings Division of S&P Global Inc. (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) are unaudited.

(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2023, these securities amounted to a value of $149,035,957 or 99.8% of net assets.

(2)	Security or portion thereof is out on loan (See Note 2-K).

(3)	PIK: Payment-in-kind security for which part of the income earned may be paid as additional principal.

(4)	This security is denominated in Euro.

(5)	Bond is currently in default.

(6)	Non-income producing security.

(7)
Not readily marketable security; security is valued at fair value as determined in good faith by Credit Suisse Asset Management, LLC as the Fund’s valuation designee under the oversight of the Board of Directors.

(8)	Security is valued using significant unobservable inputs.

(9)	This security is denominated in British Pound.

(10)	Variable rate obligation - The interest rate shown is the rate in effect as of June 30, 2023. The rate may be subject to a cap and floor.

(11)
The rates on certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The interest rate shown is the rate in effect as of June 30, 2023.

(12)	Illiquid security.

(13)	Security is held through holdings of 100 shares of the CIG Special Purpose SPC - Credit Suisse Asset Management Income Fund Segregated Portfolio, an affiliated entity.

(14)	Represents security purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
June 30, 2023 (unaudited)

Forward Foreign Currency Contracts

Forward Currency to be Purchased		Forward Currency to be Sold		Expiration Date	Counterparty	Value on Settlement Date	Current Value/Notional	Unrealized Appreciation
EUR	473,540	USD	503,537	10/11/23	Barclays Bank PLC	$503,537	$519,187	$15,650
EUR	439,102	USD	465,587	10/11/23	Deutsche Bank AG	465,587	481,429	15,842
EUR	69,379	USD	75,704	10/11/23	JPMorgan Chase	75,704	76,066	362
EUR	494,747	USD	518,119	10/11/23	Morgan Stanley	518,119	542,439	24,320
GBP	15,119	USD	17,160	10/11/23	Deutsche Bank AG	17,160	19,224	2,064
GBP	11,096	USD	13,786	10/11/23	JPMorgan Chase	13,786	14,109	323
USD	44,994	EUR	40,746	10/11/23	JPMorgan Chase	(44,994)	(44,673)	321

Total Unrealized Appreciation								$58,882

Forward Foreign Currency Contracts

Forward Currency to be Purchased		Forward Currency to be Sold		Expiration Date	Counterparty	Value on Settlement Date	Current Value/Notional	Unrealized Depreciation
USD	2,933,963	EUR	2,890,364	10/11/23	Deutsche Bank AG	$(2,933,963)	$(3,168,979)	$(235,016)
USD	11,837	GBP	9,647	10/11/23	Barclays Bank PLC	(11,837)	(12,266)	(429)
USD	537,061	GBP	480,394	10/11/23	Deutsche Bank AG	(537,061)	(610,823)	(73,762)

Total Unrealized Depreciation								$(309,207)

Total Net Unrealized Appreciation/(Depreciation)								$(250,325)

Currency Abbreviations:
EUR = Euro
GBP = British Pound
USD = United States Dollar

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Statement of Assets and Liabilities
June 30, 2023 (unaudited)

Assets
Investments at value, including collateral for securities on loan of $10,826,798 (Cost $232,269,329) (Note 2)	$213,848,127	[1]
Foreign currency at value (Cost $4,971)	5,035
Cash segregated at brokers for forwards contracts (Note 2)	300,000
Interest receivable	3,498,702
Receivable for investments sold	689,880
Deferred offering costs (Note 7)	571,505
Unrealized appreciation on forward foreign currency contracts (Note 2)	58,882
Prepaid expenses and other assets	18,226

Total assets	218,990,357

Liabilities
Investment advisory fee payable (Note 3)	177,665
Administrative services fee payable (Note 3)	14,667
Loan payable (Note 4)	55,000,000
Payable upon return of securities loaned (Note 2)	10,826,798
Payable for investments purchased	2,049,304
Interest payable (Note 4)	729,563
Due to custodian	310,742
Unrealized depreciation on forward foreign currency contracts (Note 2)	309,207
Directors’ fee payable	53,212
Accrued expenses	120,196

Total liabilities	69,591,354

Net Assets
Applicable to 52,644,857 shares outstanding	$149,399,003

Net Assets
Capital stock, $.001 par value (Note 6)	52,645
Paid‑in capital (Note 6)	193,867,731
Total distributable earnings (loss)	(44,521,373)

Net assets	$149,399,003

Net Asset Value Per Share	$2.84

Market Price Per Share	$2.94

[1]	Includes $10,613,714 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Statement of Operations
For the Six Months Ended June 30, 2023 (unaudited)

Investment Income
Interest	$8,690,617
Securities lending (net of rebates)	31,614

Total investment income	8,722,231

Expenses
Investment advisory fees (Note 3)	350,749
Administrative services fees (Note 3)	31,103
Interest expense (Note 4)	1,630,592
Directors’ fees	66,453
Printing fees	38,053
Custodian fees	33,239
Legal fees	28,471
Audit and tax fees	26,976
Commitment fees (Note 4)	24,133
Transfer agent fees	23,551
Stock exchange listing fees	8,326
Insurance expense	3,458
Miscellaneous expense	5,060

Total expenses	2,270,164

Net investment income	6,452,067

Net Realized and Unrealized Gain (Loss) from Investments, Foreign Currency and Forward Foreign Currency Contracts
Net realized loss from investments	(9,770,582)
Net realized gain from foreign currency transactions	5,062
Net change in unrealized appreciation (depreciation) from investments	15,923,999
Net change in unrealized appreciation (depreciation) from foreign currency translations	(6,576)
Net change in unrealized appreciation (depreciation) from forward foreign currency contracts	(45,498)

Net realized and unrealized gain from investments, foreign currency and forward foreign currency contracts	6,106,405

Net increase in net assets resulting from operations	$12,558,472

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2023 (unaudited)	For the Year Ended December 31, 2022
From Operations
Net investment income	$6,452,067	$12,209,827
Net realized loss from investments, foreign currency transactions and forward foreign currency contracts	(9,765,520)	(2,734,929)
Net change in unrealized appreciation (depreciation) from investments, foreign currency translations and forward foreign currency contracts	15,871,925	(31,873,386)

Net increase (decrease) in net assets resulting from operations	12,558,472	(22,398,488)

From Distributions
From distributable earnings	(7,106,023)	(12,261,813)
Return of capital	—	(1,895,583)

Net decrease in net assets resulting from distributions	(7,106,023)	(14,157,396)

From Capital Share Transactions (Note 6)
Net proceeds from at‑the‑market offering (Note 7)	—	808,859
Reinvestment of distributions	32,523	47,275

Net increase in net assets from capital share transactions	32,523	856,134

Net increase (decrease) in net assets	5,484,972	(35,699,750)
Net Assets
Beginning of period	143,914,031	179,613,781

End of period	$149,399,003	$143,914,031

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Statement of Cash Flows
For the Six Months Ended June 30, 2023 (unaudited)

Reconciliation of Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities
Net increase in net assets resulting from operations		$12,558,472

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities
Decrease in interest receivable	$23,707
Increase in accrued expenses	4,595
Increase in payable upon return of securities loaned	3,939,283
Increase in interest payable	597,840
Increase in prepaid expenses and other assets	(17,649)
Increase in investment advisory fee payable	4,557
Net amortization of a premium or accretion of a discount on investments	(422,774)
Increase in cash segregated at brokers	(300,000)
Purchases of long-term securities, net of change in payable for investments purchased	(44,744,322)
Sales of long-term securities, net of change in receivable for investments sold	52,759,390
Net proceeds from sales (purchases) of short-term securities	(6,190,730)
Net change in unrealized (appreciation) depreciation from investments and forward foreign currency contracts	(15,878,501)
Net realized loss from investments	9,770,582
Total adjustments		(454,022)

Net cash provided by operating activities[1]		$12,104,450

Cash Flows From Financing Activities
Borrowings on revolving credit facility	5,000,000
Repayments of credit facility	(10,500,000)
Cash distributions paid	(7,073,500)

Net cash used in financing activities		(12,573,500)

Net decrease in cash		(469,050)
Cash — beginning of period		163,343

Cash — end of period		$(305,707)

Non‑Cash Activity:
Issuance of shares through dividend reinvestments		$32,523

[1]	Included in net cash provided by operating activities is cash of $1,032,752 paid for interest on borrowings.

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Financial Highlights

	For the Six Months Ended June 30, 2023 (unaudited)	For the Year Ended December 31,
		2022	2021	2020	2019	2018
Per share operating performance
Net asset value, beginning of period	$2.73	$3.43	$3.42	$3.48	$3.21	$3.58

INVESTMENT OPERATIONS
Net investment income[1]	0.12	0.23	0.23	0.27	0.26	0.27
Net gain (loss) from investments, foreign currency transactions and forward foreign currency contracts(both realized and unrealized)	0.13	(0.66)	0.05	(0.06)	0.28	(0.37)

Total from investment activities	0.25	(0.43)	0.28	0.21	0.54	(0.10)

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.14)	(0.23)	(0.24)	(0.27)	(0.27)	(0.27)
Return of capital	—	(0.04)	(0.03)	—	(0.00)[2]	—

Total dividends and distributions	(0.14)	(0.27)	(0.27)	(0.27)	(0.27)	(0.27)

Net asset value, end of period	$2.84	$2.73	$3.43	$3.42	$3.48	$3.21

Per share market value, end of period	$2.94	$2.52	$3.43	$3.15	$3.22	$2.77

TOTAL INVESTMENT RETURN[3]
Net asset value	9.35%	(12.46)%	8.51%	8.08%	18.17%	(2.39)%
Market value	22.64%	(19.19)%	17.82%	7.58%	26.71%	(8.89)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$149,399	$143,914	$179,614	$178,641	$182,030	$167,897
Ratio of net expenses to average net assets	3.09%[4]	1.91%	1.07%	1.25%	1.92%	1.82%
Ratio of net expenses to average net assets excluding interest expense	0.87%[4]	0.89%	0.80%	0.75%	0.78%	0.78%
Ratio of net investment income to average net assets	8.77%[4]	7.79%	6.70%	8.55%	7.59%	7.83%
Asset Coverage per $1,000 of Indebtedness	$3,716	$3,379	$4,070	$4,162	$4,021	$3,373
Portfolio turnover rate[5]	21%	42%	53%	36%	35%	39%

[1]	Per share information is calculated using the average shares outstanding method.
[2]	This amount represents less than $(0.01) per share.
[3]
Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on NAV and share price. Total returns for periods less than one year are not annualized.

[4]	Annualized.
[5]
Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Notes to Financial Statements
June 30, 2023 (unaudited)

Note 1. Organization
Credit Suisse Asset Management Income Fund, Inc. (the “Fund”) was incorporated on February 11, 1987 and is registered as a diversified, closed‑end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objective of the Fund is to provide current income consistent with the preservation of capital.
Note 2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 — Financial Services — Investment Companies.
A) SECURITY VALUATION — The Board of Directors (the “Board”) is responsible for the Fund’s valuation process. The Board has delegated the supervision of the daily valuation process to Credit Suisse Asset Management, LLC, the Fund’s investment adviser (“Credit Suisse” or the “Adviser”), who has established a Pricing Committee and a Pricing Group, which, pursuant to the policies adopted by the Board, are responsible for making fair valuation determinations and overseeing the Fund’s pricing policies. The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the “Exchange”) on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. These pricing services generally price fixed income securities assuming orderly transactions of an institutional “round lot” size, but some trades occur in smaller “odd lot” sizes which may be effected at lower prices than institutional round lot trades. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Investments in open-ended mutual funds are valued at the net asset value as reported on each business day and under normal circumstances. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser, as the Board’s valuation designee (as defined in Rule 2a‑5 under the 1940 Act), in accordance with the Adviser’s procedures. The Board oversees the Adviser in its role as valuation designee in accordance with the requirements of Rule 2a‑5 under the 1940 Act. The Fund may utilize a service provided by an independent third party to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to

Credit Suisse Asset Management Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2023 (unaudited)

Note 2. Significant Accounting Policies (continued)

supply prices for a portfolio investment, or if the prices supplied are deemed by the Adviser to be unreliable, the market price may be determined by the Adviser using quotations from one or more brokers/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, these securities will be fair valued in good faith by the Pricing Group, in accordance with procedures established by the Adviser.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities carried at fair value:

Assets	Level 1	Level 2	Level 3		Total
Investments in Securities
Corporate Bonds	$—	$141,999,525	$85,037		$142,084,562
Bank Loans	—	35,917,046	5,987,352		41,904,398
Asset Backed Securities	—	11,235,799	—		11,235,799
Common Stocks	105,445	1,066,974	2,143		1,174,562
Warrants	30,569	—	0	[1]	30,569
Short-term Investments	17,418,237	—	—		17,418,237

	$17,554,251	$190,219,344	$6,074,532		$213,848,127

Other Financial Instruments*
Forward Foreign Currency Contracts	$—	$58,882	$—		$58,882

Liabilities
Other Financial Instruments*
Forward Foreign Currency Contracts	$—	$309,207	$—		$309,207

[1]	Included a zero valued security.
*	Other financial instruments include unrealized appreciation (depreciation) on forward foreign currency contracts.

Credit Suisse Asset Management Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2023 (unaudited)

Note 2. Significant Accounting Policies (continued)

The following is a reconciliation of investments as of June 30, 2023 for which significant unobservable inputs were used in determining fair value.

	Corporate Bonds	Bank Loans	Common Stocks	Warrant		Total
Balance as of December 31, 2022	$94,488	$4,620,480	$302,487	$73	(1)	$5,017,528
Accrued discounts (premiums)	(18,502)	(1,387)	—	—		(19,889)
Purchases	—	192,791	—	—		192,791
Sales	(32,968)	(555,864)	(92,783)	—		(681,615)
Realized gain (loss)	(224,808)	16	(2,594,921)	(3,965)		(2,823,678)
Change in unrealized appreciation (depreciation)	266,827	131,817	2,401,035	3,892		2,803,571
Transfers into Level 3	—	1,989,281	—	—		1,989,281
Transfers out of Level 3	—	(389,782)	(13,675)	—		(403,457)

Balance as of June 30, 2023	$85,037	$5,987,352	$2,143	$0	(1)	$6,074,532

Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2023	$(5,722)	$148,592	$—	$—		$142,870

(1)	Includes a zero valued security.
Quantitative Disclosure About Significant Unobservable Inputs

Asset Class	Fair Value At 06/30/2023	Valuation Technique	Unobservable Input	Price Range (Weighted Average)*
Bank Loans	$5,987,352	Vendor pricing	Single Broker Quote	$0.06 ‑ $1.08 ($0.90)
Corporate Bonds	68,162	Income Approach	Expected Remaining Distribution	0.52 - 0.64 (0.58)
	16,875	Vendor pricing	Single Broker Quote	0.01 (N/A)
Common Stocks	2,143	Income Approach	Expected Remaining Distribution	0.00 - 1.48 (0.83)
Warrant	0	Income Approach	Expected Remaining Distribution	0.00 (N/A)

*	Weighted by relative fair value
Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs that Credit Suisse considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company’s financial statements, the company’s products or intended markets or the company’s technologies; (iii) the price of the same or similar security negotiated at arm’s length in an issuer’s completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual term. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for investments categorized in Level 3. In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the least observable input that is significant to the fair value measurement. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

Credit Suisse Asset Management Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2023 (unaudited)

Note 2. Significant Accounting Policies (continued)

For the six months ended June 30, 2023, $1,989,281 was transferred from Level 2 to Level 3 due to a lack of a pricing source supported by observable inputs and $403,457 was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs. All transfers, if any, are assumed to occur at the end of the reporting period.
B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance and cash flows.
The following table presents the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2023 and the effect of these derivatives on the Statement of Operations for the six months ended June 30, 2023.

Primary Underlying Risk	Derivative Assets	Derivative Liabilities	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Foreign currency exchange rate Forward contracts	$58,882	$309,207	$—	$(45,498)
For the six months ended June 30, 2023, the Fund held an average monthly value on a net basis of $4,792,423 in forward foreign currency contracts.
The Fund is a party to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”) with certain counterparties that govern over‑the‑counter derivative (including total return, credit default and interest rate swaps) and foreign exchange contracts entered into by the Fund. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time.
The following table presents by counterparty the Fund’s derivative assets, net of related collateral held by the Fund, at June 30, 2023:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non‑Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Barclays Bank PLC	$15,650	$(429)	$—	$—	$15,221
Deutsche Bank AG	17,906	(17,906)	—	—	—
JPMorgan Chase	1,006	—	—	—	1,006
Morgan Stanley	24,320	—	—	—	24,320

	$58,882	$(18,335)	$—	$—	$40,547

Credit Suisse Asset Management Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2023 (unaudited)

Note 2. Significant Accounting Policies (continued)

The following table presents by counterparty the Fund’s derivative liabilities, net of related collateral pledged by the Fund, at June 30, 2023:

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non‑Cash Collateral Pledged	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities
Barclays Bank PLC	$429	$(429)	$—	$—	$—
Deutsche Bank AG	308,778	(17,906)	—	(290,872)	—

	$309,207	$(18,335)	$—	$(290,872)	$—

(a)	Forward foreign currency contracts are included.
(b)	The actual collateral pledged may be more than the amounts shown.
C) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies, including purchases and sales of investments, and income and expenses, are translated into U.S. dollar amounts on the date of those transactions.
Reported net realized gain (loss) from foreign currency transactions arises from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized gains and losses on translation of assets and liabilities denominated in foreign currencies arises from changes in the fair values of assets and liabilities, other than investments, at the end of the period, resulting from changes in exchange rates.
The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with net realized and unrealized gain or loss from investments in the Statement of Operations.
D) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex‑dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.
E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Fund declares and pays dividends on a monthly basis and records them on ex-dividend date. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Dividends and distributions to shareholders of the Fund are recorded on the ex‑dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Credit Suisse Asset Management Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2023 (unaudited)

Note 2. Significant Accounting Policies (continued)

The Fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of common stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month.
F) FEDERAL AND OTHER TAXES — No provision is made for federal taxes as it is the Fund’s intention to continue to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.
In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly-traded partnerships (“Qualifying Income”).
The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
G) CASH — The Fund’s uninvested cash balance is held in an interest bearing variable rate demand deposit account at State Street Bank and Trust Company (“SSB”), the Fund’s custodian.
H) CASH FLOW INFORMATION — Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities, including domestic and foreign currencies. The Fund invests in securities and distributes dividends from net investment income and net realized gains, if any (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion or amortization income/expense recognized on investment securities.
I) FORWARD FOREIGN CURRENCY CONTRACTS — A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund will enter into forward currency contracts primarily for hedging foreign currency risk. Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency

Credit Suisse Asset Management Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2023 (unaudited)

Note 2. Significant Accounting Policies (continued)

contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund forgoes the opportunity to profit from favorable exchange rate movements during the term of the contract. The Fund’s open forward currency contracts at June 30, 2023 are disclosed in the Schedule of Investments. At June 30, 2023, the amount of restricted cash held at brokers related to open forward foreign currency contracts was $300,000.
J) UNFUNDED LOAN COMMITMENTS — The Fund enters into certain agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded and unfunded portions of credit agreements are presented in the Schedule of Investments. As of June 30, 2023, the Fund has no unfunded loan commitments.
Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.
K) SECURITIES LENDING — The initial collateral received by the Fund is required to have a value of at least 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). The collateral is maintained thereafter at a value equal to at least 102% of the current market value of the securities on loan. The market value of loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund’s securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.
SSB has been engaged by the Fund to act as the Fund’s securities lending agent. As of June 30, 2023, the Fund had outstanding loans of securities to certain approved brokers for which the Fund received collateral:

Market Value of Loaned Securities	Market Value of Cash Collateral	Total Collateral
$10,613,714	$10,826,798	$10,826,798
The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2023.
Gross Amounts Not Offset in the Statement of Assets and Liabilities

Gross Asset Amounts Presented in the Statement of Assets and Liabilities(a)	Collateral Received(b)	Net Amount
$10,613,714	$(10,613,714)	$—

(a)	Represents market value of loaned securities at period end.
(b)	The actual collateral received is greater than the amount shown here due to collateral requirements of the security lending agreement.

Credit Suisse Asset Management Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2023 (unaudited)

Note 2. Significant Accounting Policies (continued)

The Fund’s securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. Securities lending income is accrued as earned. For the six months ended June 30, 2023, total earnings received in connection with securities lending arrangements was $242,800, of which $200,801 was rebated to borrowers (brokers). The Fund retained $31,614 in income, and SSB, as lending agent, was paid $10,385.
L) OTHER — Lower-rated debt securities (commonly known as “junk bonds”) possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.
The United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1‑month, 3‑month, 6‑month and 12‑month U.S. dollar LIBOR settings will cease to be published or will no longer be representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), ceased to be published after December 31, 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non‑representative of the underlying market. The Secured Overnight Financing Rate, or “SOFR,” is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the purchase agreement (“repo”) market and has been used increasingly on a voluntary basis in new instruments and transactions. On March 15, 2022, the Adjustable Interest Rate Act was signed into law, providing a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities or other instruments using LIBOR may disagree on transition rates or the application of applicable transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.
In the normal course of business, the Fund trades financial instruments and enters into financial transactions for which risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, including with respect to securities lending, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and investments. The extent of the Fund’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Fund’s Statement of Assets and Liabilities.

Credit Suisse Asset Management Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2023 (unaudited)

Note 2. Significant Accounting Policies (continued)

In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the Fund’s net asset value.
Note 3. Transactions with Affiliates and Related Parties
Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at a rate per annum, computed weekly and paid quarterly as follows: 0.50% of an average weekly base amount which, with respect to each quarter, is the average of the lower of (i) the stock price (market value) of the Fund’s outstanding shares and (ii) the Fund’s net assets, in each case determined as of the last trading day for each week during the relevant quarter. For the six months ended June 30, 2023, investment advisory fees earned were $350,749. Effective June 12, 2023, Credit Suisse serves as investment adviser for the Fund pursuant to an interim advisory agreement. Until a new advisory agreement is approved by shareholders of the Fund, Credit Suisse’s advisory fees will be held in an interest-bearing escrow account.
The Fund from time to time purchases or sells loan investments in the secondary market through Credit Suisse or its affiliates acting in the capacity as broker-dealer. Credit Suisse or its affiliates may have acted in some type of agent capacity to the initial loan offering prior to such loan trading in the secondary market.
Note 4. Line of Credit
The Fund has a line of credit subject to annual renewal provided by SSB primarily to leverage its investment portfolio (the “Agreement”). The Fund may borrow the lesser of: a) $85,000,000; b) an amount that is no greater than 33 1/3% of the Fund’s total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage); and c) the Borrowing Base as defined in the Agreement. Under the terms of the Agreement, the Fund pays a commitment fee of 0.25% on the unused amount. In addition, the Fund pays interest on borrowings at a designated reference rate plus a spread. At June 30, 2023, the Fund had loans outstanding under the Agreement of $55,000,000. Unless renewed, the Agreement will terminate on June 5, 2024. During the six months ended June 30, 2023, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance	Weighted Average Interest Rate %	Maximum Daily Loan Outstanding	Interest Expense	Number of Days Outstanding
$57,546,961	5.636%	$62,500,000	$1,630,592	181
The use of leverage by the Fund creates an opportunity for increased net income and capital appreciation for the Fund, but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund intends to utilize leverage to provide the shareholders with a potentially higher return. Leverage creates risks for shareholders including the likelihood of greater volatility of net asset value and market price of the Fund’s shares and the risk that fluctuations in interest rates on borrowings and short-term debt may affect the return to shareholders. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, Credit Suisse in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate under the circumstances.

Credit Suisse Asset Management Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2023 (unaudited)

Note 4. Line of Credit (continued)

Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The securities held by the Fund are subject to a lien granted to the lender, to the extent of the borrowing outstanding and any additional expenses. The Fund’s lenders may establish guidelines for borrowing which may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. There is no guarantee that the Fund’s borrowing arrangements or other arrangements for obtaining leverage will continue to be available, or if available, will be available on terms and conditions acceptable to the Fund. Expiration or termination of available financing for leveraged positions can result in adverse effects to the Fund’s access to liquidity and its ability to maintain leverage positions, and may cause the Fund to incur losses. Unfavorable economic conditions also could increase funding costs, limit access to the capital markets or result in a decision by lenders not to extend credit to the Fund. In addition, a decline in market value of the Fund’s assets may have particular adverse consequences in instances where the Fund has borrowed money based on the market value of those assets. A decrease in market value of those assets may result in the lender requiring the Fund to sell assets at a time when it may not be in the Fund’s best interest to do so.
Note 5. Purchases and Sales of Securities
For the six months ended June 30, 2023, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

Investment Securities		U.S. Government/ Agency Obligations
Purchases	Sales	Purchases	Sales
$41,486,615	$51,691,967	$0	$0
Note 6. Fund Shares
The Fund offers a Dividend Reinvestment Plan (the “Plan”) to its common stockholders. By participating in the Plan, dividends and distributions will be promptly paid to stockholders in additional shares of common stock of the Fund. The number of shares to be issued will be determined by dividing the total amount of the distribution payable by the greater of (i) the net asset value (“NAV”) per share of the Fund’s common stock on the payment date, or (ii) 95% of the market price per share of the Fund’s common stock on the payment date. If the NAV of the Fund’s common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution to purchase shares of Fund common stock in the open market.
The Fund has one class of shares of common stock, par value $0.001 per share; one hundred million shares are authorized. Transactions in shares of beneficial interest of the Fund were as follows:

	For the Six Months Ended June 30, 2023	For the Year Ended December 31, 2022
Shares issued through at‑the‑market offerings	—	277,489
Shares issued through reinvestment of distributions	11,554	16,822

Net increase	11,554	294,311

Note 7. Shelf Offering
The Fund has an effective “shelf” registration statement, which became effective with the SEC on November 17, 2021. The shelf registration statement enables the Fund to issue up to $250,000,000 in proceeds through one or

Credit Suisse Asset Management Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2023 (unaudited)

Note 7. Shelf Offering (continued)

more public offerings. Shares may be offered at prices and terms to be set forth in one or more supplements to the Fund’s prospectus included in the shelf registration statement. On November 19, 2021, the Fund filed a prospectus supplement relating to an at‑the‑market offering of the Fund’s shares of common stock. Any proceeds raised through such offering will be used for investment purposes.
Costs incurred by the Fund in connection with its shelf registration statement and prospectus supplement are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs will be amortized pro rata as common shares are sold and will be recognized as a component of proceeds from the shelf offering on the Statement of Changes in Net Assets. Any deferred offering costs remaining after the effectiveness of the shelf registration statement will be expensed. Costs incurred by the Fund to keep the shelf registration current are expensed as incurred and recognized as a component of “Miscellaneous expense” on the Statement of Operations.
Note 8. Contingencies
In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 9. UBS Merger
On June 12, 2023 (the “Closing Date”), Credit Suisse Group AG (“CS Group”) merged with and into UBS Group AG, a global financial services company (“UBS Group”), with UBS Group remaining as the surviving company (the “Transaction”), pursuant to a definitive merger agreement signed on March 19, 2023. CS Group was the ultimate parent company of Credit Suisse Asset Management, LLC (“Credit Suisse”), the Fund’s investment manager. As a result of the Transaction, Credit Suisse is now an indirect wholly-owned subsidiary of UBS Group.
The closing of the Transaction was deemed to result in an assignment of the Fund’s investment advisory agreement with Credit Suisse (the “Prior Advisory Agreement”), resulting in its automatic termination as of the Closing Date. Prior to the Closing Date, the Board of the Fund approved a new investment advisory agreement with Credit Suisse (the “New Advisory Agreement”), which is subject to shareholder approval at a joint special meeting of shareholders of the Fund and the other Credit Suisse Funds to be held on August 24, 2023. In addition, prior to the Closing Date, the Board of the Fund approved an interim investment advisory agreement with Credit Suisse (the “Interim Advisory Agreement”). The Interim Advisory Agreement did not require shareholder approval. The Interim Advisory Agreement took effect upon the Closing Date when the Prior Advisory Agreement was deemed to have terminated, so that Credit Suisse could continue to manage the Fund following the Closing Date. The Interim Advisory Agreement will terminate upon the earlier of shareholder approval of the corresponding New Advisory Agreement or 150 days following the Closing Date (i.e., November 9, 2023). Each Interim Advisory Agreement contains the same terms and conditions as the corresponding Prior Advisory Agreement except for the effective and termination dates, the termination and escrow provisions required by Rule 15a-4 under the 1940 Act and certain non-material changes. During the period that each Interim Advisory Agreement is in effect, Credit Suisse’s advisory fees will be held in an interest-bearing escrow account, pursuant to Rule 15a-4.

Credit Suisse Asset Management Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2023 (unaudited)

Note 9. UBS Merger (continued)

In addition, on June 7, 2023, Credit Suisse and certain of its affiliates filed an application (the “Application”) for a waiver from disqualification under Section 9(a) of the 1940 Act from serving as investment adviser to registered investment companies, including the Fund, in connection with a consent order and final judgment (the “Consent Judgment”) filed in New Jersey Superior Court on October 24, 2022. The Consent Judgment was entered against certain of Credit Suisse’s affiliates, but did not involve the Fund or the services that Credit Suisse and its affiliates provided to the Fund. Because Credit Suisse is an affiliate of the entities subject to the Consent Judgment, it could also be subject to disqualification under Section 9(a), despite not being involved in the conduct underlying the Consent Judgment. As requested in the Application, the SEC granted a temporary waiver from Section 9(a) to Credit Suisse and its affiliates, as well as to UBS Group and its affiliates (“UBS”), on June 7, 2023. The temporary waiver became effective on the Closing Date. Credit Suisse and certain of its affiliates also applied for a permanent order, which the SEC granted on July 5, 2023. The permanent order grants (i) a time-limited exemption from Section 9(a) (the “Time-Limited Exemption”), which enables Credit Suisse to provide investment advisory services to the Fund until the 12‑month anniversary of the Closing Date (by which point such services are anticipated to be transitioned to one or more UBS asset management affiliates), and (ii) a permanent exemption from Section 9(a) for UBS.
No changes to the investment objective, principal investment strategies and policies, principal risks, fundamental and non-fundamental investment policies, or portfolio managers (“Fund-specific changes”) (other than potential personnel changes outside of Credit Suisse’s control) of the Fund are currently contemplated as a result of the Transaction or the Time-Limited Exemption. Although no Fund-specific changes are currently contemplated as a result of the Transaction, shareholders should note that Credit Suisse is expected to transition the investment advisory services that its currently provides to the Fund to one or more registered investment advisers affiliated with UBS on or prior to June 12, 2024 (the “UBS Transition”). In connection with, or following the completion of, the UBS Transition, it is possible that there could be Fund-specific changes. In addition, subject to Board approval, one or more Fund service providers may change prior to the expiration of the Time-Limited Exemption in connection with the UBS Transition. However, the exact structure and timing of the UBS Transition and Fund-specific changes (if any) related to the UBS Transition have not yet been finalized. Any Fund-specific changes would be implemented without shareholder approval to the extent permitted under the federal securities laws (except for any changes to the Fund’s fundamental investment policies, which would require shareholder approval). Shareholders of the Fund will be promptly notified of any material Fund-specific changes.
Note 10. Subsequent Events
In preparing the financial statements as of June 30, 2023, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Credit Suisse Asset Management Income Fund, Inc.
Results of Annual Meeting of Shareholders (unaudited)

On April 18, 2023, the Annual Meeting of Shareholders of the Credit Suisse Asset Management Income Fund, Inc. (the “Fund”) was held and the following matter was voted upon:
1) To elect two directors to the Board of Directors of the Fund:

NAME OF DIRECTOR	FOR	WITHHELD
Samantha Kappagoda	31,102,090	3,277,153
Steven Rappaport	31,097,893	3,281,350
In addition to the directors re-elected at the meeting, Laura DeFelice, Mahendra Gupta and John Popp continue to serve as Directors of the Fund.

Credit Suisse Asset Management Income Fund, Inc.
Board Approval of Interim and New Investment Advisory Agreements (unaudited)

The Fund’s Board of Directors (the “Board” and the members thereof, the “Board Members”), including a majority of the Board Members who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Board Members”), unanimously approved the Fund’s interim advisory agreement (the “Interim Advisory Agreement”) and new investment advisory agreement with Credit Suisse Asset Management, LLC (“Credit Suisse”) (the “New Advisory Agreement”) at a meeting of the Board held on May 16, 2023 (the “May 2023 Board Meeting”) after concluding that the approval of the Interim Advisory Agreement and the New Advisory Agreement was in the best interests of the Fund and its shareholders. The factors considered by the Board in considering and approving the Interim Advisory Agreement and the New Advisory Agreement are set out below.
In anticipation of the closing of the merger of Credit Suisse Group AG (“CS Group”) with and into UBS Group AG, a global financial services company (“UBS Group”), with UBS Group remaining as the surviving company (the “Merger”), and in response to a request from the Board, representatives of UBS Group and its affiliates (collectively, “UBS”) attended the May 2023 Board Meeting and provided information regarding the UBS asset management business and the investment advisory and principal underwriting services currently provided to the UBS family of registered investment companies (the “UBS Presentation”).
The Board’s evaluation of the Interim Advisory Agreement and the New Advisory Agreement reflected information provided at the May 2023 Board Meeting as well as, where relevant, information relating to the Fund and Credit Suisse that was previously furnished to the Board in connection with a special meeting held on November 9, 2022, where the Board discussed the information and materials relating to the renewal of the Fund’s prior investment advisory agreement with Credit Suisse (the “Prior Advisory Agreement”), and at an in person meeting held on November 14‑15, 2022 (the “November 2022 15(c) Meeting”), where the Board approved the renewal of the Prior Advisory Agreement (collectively, the “November 2022 15(c) Materials”), and information provided to the Board at other Board meetings throughout the year. The Board considered Credit Suisse’s representations at the May 2023 Board Meeting that (i) no material changes to the information provided in the November 2022 15(c) Materials had occurred since the November 2022 15(c) Meeting, (ii) with respect to the Interim Advisory Agreement, the scope and quality of services under the Interim Advisory Agreement will be at least equivalent to the scope and quality of services provided under the Prior Advisory Agreement, and (iii) the personnel, resources and services provided to the Fund are not expected to change under the Interim Advisory Agreement and the New Advisory Agreement and will be similar to those services provided under the Prior Advisory Agreement. The Board also considered that the Interim Advisory Agreement will be substantially similar to the Prior Advisory Agreement, including with respect to compensation, except for certain terms including the term, termination and escrow provisions required by Rule 15a-4 under the 1940 Act and certain non-material changes.
The Board, including all of the Independent Board Members, were assisted by experienced independent legal counsel throughout the Interim Advisory Agreement and New Advisory Agreement review process. The Independent Board Members discussed the proposed approvals in private session with such counsel at which no representatives of management or Credit Suisse were present. Each Board Member, including each of the Independent Board Members, relied upon the advice of independent legal counsel and his or her own business judgment in determining the material factors to be considered in evaluating the Interim Advisory Agreement and New Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board Members were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Board Member may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Interim Advisory Agreement and New Advisory Agreement.

Credit Suisse Asset Management Income Fund, Inc.
Board Approval of Interim and New Investment Advisory Agreements (unaudited) (continued)

On June 7, 2023, Credit Suisse, Credit Suisse Asset Management Limited (“Credit Suisse UK”) and certain of their affiliates filed an application with the Securities and Exchange Commission (the “Commission”) pursuant to Section 9(c) of the 1940 Act for temporary and permanent orders granting an exemption to Credit Suisse, Credit Suisse UK and their affiliates, as well as to UBS, from the prohibitions under Section 9(a) of the 1940 Act, in connection with a consent order and final judgment (“Consent Judgment”) filed in New Jersey Superior Court on October 24, 2022, which was entered against certain of Credit Suisse’s affiliates. Section 9(a) of the 1940 Act automatically prohibits entities that are, or whose affiliates are, subject to, among other things, certain court ordered “injunctions,” from serving or acting as investment adviser of any investment company registered under the 1940 Act or a principal underwriter for any registered open‑end investment company under the 1940 Act, or serving in various other capacities in respect of registered investment companies.
While the application for the Section 9(c) exemption was submitted and the temporary order (the “Temporary Order”) granting a temporary exemption from Section 9(a) of the 1940 Act was granted to Credit Suisse, Credit Suisse UK and their affiliates, as well as to UBS, after the Board approved the Interim Advisory Agreement and New Advisory Agreement at the May 2023 Board Meeting, since shortly after the entry of the Consent Judgment in October 2022, the Board has been apprised of the Consent Judgment and the potential consequences thereof under Section 9(a) of the 1940 Act and have been provided with regular updates. In addition, the Board was apprised of the filing of the Section 9(c) exemption application and the implications of the Time-Limited Exemption (as defined below) prior to approving the submission of the New Advisory Agreement to shareholders at a meeting of the Board held on June 15, 2023.
The “Time-Limited Exemption” refers to the time-limited exemption from Section 9(a) of the 1940 Act for 12 months from the closing date sought by Credit Suisse, Credit Suisse UK and certain of their affiliates to provide Credit Suisse, Credit Suisse UK and Credit Suisse Securities (USA) LLC (“CSSU”) with adequate time to complete the CS Fund Servicing Reorganization (as defined below) while engaged in serving as investment adviser to the Funds and as underwriter to the Open‑End Funds (as defined below) (collectively, “Fund Servicing Activities”). The “CS Fund Servicing Reorganization” refers to the process of (i) transitioning the Fund Servicing Activities that Credit Suisse, Credit Suisse UK and CSSU perform on behalf of one or more of the funds to other providers of such services, and/or (ii) restructuring the applicants’ businesses such that Credit Suisse, Credit Suisse UK and/or each other company that was an “affiliated person” of the settling entities as of the date of the Section 9(c) application may provide Fund Servicing Activities without being subject to disqualification under Section 9(a) of the 1940 Act.
Investment Advisory Fee Rates and Expenses
The Board reviewed and considered the contractual advisory fees of the Fund under its Prior Advisory Agreement and its Interim Advisory Agreement and New Advisory Agreement (which fees are identical), in light of the extent and quality of the management services provided by Credit Suisse, as investment adviser.
The November 2022 15(c) Materials included information comparing the Fund’s contractual advisory fee, the Fund’s contractual advisory fee less any waivers and/or reimbursements (“actual advisory fee”), and the Fund’s overall expenses with those of funds in both the relevant expense group (each, an “Expense Group”) and universe of funds (each, an “Expense Universe”) provided by Broadridge, an independent provider of investment company data. The November 15(c) Materials included a description of the methodology used to arrive at the funds included in the Expense Group and the Expense Universe. Each fund in the Expense Group and Expense Universe was placed in one of five quintiles for each relevant comparison period, with the first quintile including the funds with the lowest relative expenses and the fifth quintile including funds with the highest relative

Credit Suisse Asset Management Income Fund, Inc.
Board Approval of Interim and New Investment Advisory Agreements (unaudited) (continued)

expenses during the period. The Fund’s Board noted with respect to the Fund’s fees and expenses compared to its peers as presented in a report provided by Broadridge that the Fund’s contractual advisory fees ranked in the first quintile relative to its Expense Group, and the Fund’s actual advisory fees and total expenses ranked in the first quintile relative to its Expense Group and Expense Universe.
Nature, Extent and Quality of the Services
The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse which, in addition to portfolio management and investment management services, included credit analysis and research, supervising the day‑to‑day operations of the Fund’s non‑advisory functions which include accounting, administration, custody, transfer agent and other applicable third party service providers, overseeing and facilitating audits, overseeing the Fund’s credit facility and supervising and/or preparing applicable Fund filings, disclosures and shareholder reports. The Board noted that the extensive investment management services provided by Credit Suisse included broad supervisory responsibility and oversight over other service providers to the Fund. The Board also considered Credit Suisse’s compliance program with respect to the Fund. The Board noted that Credit Suisse reports to the Board about portfolio management and compliance matters on a periodic basis. The Board also reviewed background information about Credit Suisse, including the Form ADV Part 2 – Disclosure Brochure and Brochure Supplement and considered the background and experience of Credit Suisse’s senior management and the expertise of, and the amount of attention given to the Fund by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day‑to‑day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments, as well as the resources provided to them. The Board evaluated the ability of Credit Suisse based on its resources, reputation and other attributes, to attract and retain qualified investment professionals including research, advisory, and supervisory personnel. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services. The Board acknowledged Credit Suisse’s representation that the services provided to the Fund are more extensive than the services provided in connection with other types of accounts, such as separate accounts, offered by Credit Suisse and the services are also more extensive from those offered and provided to a sub‑advised fund. The Board also considered that the services provided by Credit Suisse have expanded over time as a result of regulatory and other developments.
Fund Performance
The Board considered information provided in the November 2022 15(c) Materials and at each subsequent quarterly meeting to consider the performance of the Fund. That information in the November 2022 15(c) Materials included performance results of the Fund over the previous year ended August 31, 2022 as well as over the two‑, three-, four-, five-, and ten‑year periods ended August 31, 2022 along with comparisons both to the relevant performance group (each, a “Performance Group”) and universe of funds (each, a “Performance Universe”) for the Fund for the same time periods provided by Broadridge. The November 2022 15(c) materials included a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe. Each fund in the Performance Universe was placed in one of five quintiles for each relevant comparison period, with the first quintile including the best performing funds and the fifth quintile including the worst performing funds during the period. The Fund’s Board noted with respect to the Fund’s performance compared to its peers as presented in a report provided by Broadridge, along with other information

Credit Suisse Asset Management Income Fund, Inc.
Board Approval of Interim and New Investment Advisory Agreements (unaudited) (continued)

provided by Credit Suisse, the Fund’s performance ranked in the first quintile relative to its Performance Universe for the one‑, three-, four- five-, and ten‑year periods reported, and the Fund’s performance ranked in the second quintile for the two‑year period reported. The Fund’s Board concluded that the Fund has continued to trade relatively well, at a small discount to net asset value, based on Lipper data provided by Credit Suisse reflecting the Fund’s historical share price and net asset value.
The Board also considered the investment performance of the Fund relative to its stated objectives.
The Board noted that at the May 2023 Board Meeting, the Board received information from Credit Suisse regarding the Fund’s performance relative to its benchmark and select peers for the three- and six‑month and one‑, three-, five-, and ten‑year periods ended March 31, 2023, as applicable.
Credit Suisse Profitability
The Board referred to a profitability analysis of Credit Suisse provided in the November 2022 15(c) Materials based on the fees payable under the Prior Advisory Agreement and the Interim Advisory Agreement and New Advisory Agreement for the Fund, including any fee waivers, as well as other relationships between the Fund on the one hand and Credit Suisse affiliates on the other. The Board’s deliberations also reflected, in the context of Credit Suisse’s profitability, Credit Suisse’s methodology for allocating costs to the Fund, recognizing that cost allocation methodologies are inherently subjective. The Board had also received net profitability information for all of the Fund. The Board reviewed Credit Suisse’s profit margin as reflected in the profitability analysis, as well as reviewing profitability in light of appropriate court cases and the services rendered to the Fund.
Economies of Scale
The Board considered information provided in the November 2022 15(c) Materials regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Fund. The Board considered that, if the Fund’s asset levels grow, further economies of scale potentially could be realized (although this is not guaranteed) and the fact that the Fund does not pay advisory fees on the Fund’s leveraged assets. Additionally, the Board noted the Fund has an effective shelf registration statement that permits it to conduct an at‑the‑market offering, whereby the Fund may issue additional shares when the Fund’s shares are trading at a premium to its net asset value, and that between November 17, 2021 and September 30, 2022, the Fund sold and issued approximately 277,489 new shares for a net increase in assets of approximately $823,639. The Board received information regarding Credit Suisse’s profitability in connection with providing advisory services to the Fund, including Credit Suisse’s costs in providing the services.
Other Benefits to Credit Suisse
The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Fund previously included in the November 2022 15(c) Materials. Such benefits included, among others, benefits potentially derived from an increase in Credit Suisse’s businesses and its reputation as a result of its relationship with the Fund (such as the ability to market its advisory services to other clients and investors including separate account or third party sub‑advised mandates or other financial products offered by Credit Suisse and its affiliates).
The Board considered the standards Credit Suisse applied in seeking best execution and Credit Suisse’s policies and practices regarding soft dollars and reviewed Credit Suisse’s method for allocating portfolio investment opportunities among its advisory clients, as provided in the November 2022 15(c) Materials.

Credit Suisse Asset Management Income Fund, Inc.
Board Approval of Interim and New Investment Advisory Agreements (unaudited) (continued)

Other Factors and Broader Review
As discussed above, the Board previously reviewed and referred to detailed materials received from Credit Suisse as part of this special approval process. The Board also reviews and assesses the quality of the services that the Fund receives throughout the year and reviews reports of Credit Suisse at least quarterly, which include, among other things, detailed portfolio and market reviews, detailed fund performance reports, and Credit Suisse’s compliance procedures.
The Board also considered the information provided by the representatives of UBS during the UBS Presentation at the May 2023 Board Meeting. In particular, each Board considered the information regarding the investment advisory and principal underwriting services currently provided to the UBS family of registered investment companies.
In addition, the Board considered representations from Credit Suisse and UBS that there were no plans to make any changes to the investment objective(s), principal investment strategies and policies, principal risks, fundamental and non‑fundamental investment policies or portfolio managers (other than potential personnel changes outside of Credit Suisse’s control) of the Fund upon the closing of the Merger.
Conclusions
After consideration of the foregoing, the Board reached the following conclusions regarding the Interim Advisory Agreement and New Advisory Agreement (in addition to the conclusions set forth above):

•	The contractual and net advisory fees for the Fund were reasonable in relation to the services provided by Credit Suisse.

•
The Board was satisfied by the nature, extent and quality of the investment advisory services provided to the Fund by Credit Suisse, and that, based on dialogue with management and counsel, the services to be provided by Credit Suisse, under the Interim Advisory Agreement and New Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•
In light of the costs of providing investment management and other services to the Fund and Credit Suisse’s ongoing commitment to the Fund and willingness to base the fee on an average weekly base amount which, with respect to each quarter, is the average of the lower of (i) the stock price (market value) of the Fund’s outstanding shares and (ii) the Fund’s net assets, in each case determined as of the last trading day for each week during that quarter, Credit Suisse’s net profitability based on fees payable under the Fund’s Interim Advisory Agreement and New Advisory Agreement, as well as other ancillary benefits that Credit Suisse and its affiliates received, were considered reasonable.

•	In light of the information received and considered by the Board, the Fund’s current fee structure was considered reasonable.
No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Interim Advisory Agreement and New Advisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. After consideration of these factors, the Fund’s Board concluded that the approval of the Interim Advisory Agreement and New Advisory Agreement was in the best interests of the Fund and the Fund’s shareholders.

Credit Suisse Asset Management Income Fund, Inc.
Notice of Privacy and Information Practices (unaudited)

At Credit Suisse, we know that you are concerned with how we protect and handle nonpublic personal information that identifies you. This notice is designed to help you understand what nonpublic personal information we collect from you and from other sources, and how we use that information in connection with your investments and investment choices that may be available to you. Except where otherwise noted, this notice is applicable only to consumers who are current or former investors, meaning individual persons whose investments are primarily for household, family or personal use (“individual investors”). Specified sections of this notice, however, also apply to other types of investors (called “institutional investors”). Where the notice applies to institutional investors, the notice expressly states so. This notice is being provided by Credit Suisse Funds and Credit Suisse Closed‑End Funds. This notice applies solely to U.S. registered investment companies advised by Credit Suisse Asset Management, LLC.
Categories of information we may collect:
We may collect information about you, including nonpublic personal information, such as

•
Information we receive from you on applications, forms, agreements, questionnaires, Credit Suisse websites and other websites that are part of our investment program, or in the course of establishing or maintaining a customer relationship, such as your name, address, e‑mail address, Social Security number, assets, income, financial situation; and

•
Information we obtain from your transactions and experiences with us, our affiliates, or others, such as your account balances or other investment information, assets purchased and sold, and other parties to a transaction, where applicable.

Categories of information we disclose and parties to whom we disclose it:

•
We do not disclose nonpublic personal information about our individual investors, except as permitted or required by law or regulation. Whether you are an individual investor or institutional investor, we may share the information described above with our affiliates that perform services on our behalf, and with our asset management and private banking affiliates; as well as with unaffiliated third parties that perform services on our behalf, such as our accountants, auditors, attorneys, broker-dealers, fund administrators, and other service providers.

•
We want our investors to be informed about additional products or services. We do not disclose nonpublic personal information relating to individual investors to our affiliates for marketing purposes, nor do we use such information received from our affiliates to solicit individual investors for such purposes. Whether you are an individual investor or an institutional investor, we may disclose information, including nonpublic personal information, regarding our transactions and experiences with you to our affiliates.

•
In addition, whether you are an individual investor or an institutional investor, we reserve the right to disclose information, including nonpublic personal information, about you to any person or entity, including without limitation any governmental agency, regulatory authority or self-regulatory organization having jurisdiction over us or our affiliates, if (i) we determine in our discretion that such disclosure is necessary or advisable pursuant to or in connection with any United States federal, state or local, or non‑U.S., court order (or other legal process), law, rule, regulation, or executive order or policy, including without limitation any anti-money laundering law or the USA PATRIOT Act of 2001; and (ii) such disclosure is not otherwise prohibited by law, rule, regulation, or executive order or policy.

Credit Suisse Asset Management Income Fund, Inc.
Notice of Privacy and Information Practices (unaudited) (continued)

Confidentiality and security

•
To protect nonpublic personal information about individual investors, we restrict access to those employees and agents who need to know that information to provide products or services to us and to our investors. We maintain physical, electronic, and procedural safeguards to protect nonpublic personal information.

Other Disclosures
This notice is not intended to be incorporated in any offering materials, but is a statement of our current Notice of Privacy and Information Practices and may be amended from time to time. This notice is current as of May 16, 2023.

Credit Suisse Asset Management Income Fund, Inc.
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12‑month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•	By calling 1‑800‑293‑1232

•	On the Fund’s website, www.credit-suisse.com/us/funds

•	On the website of the Securities and Exchange Commission, www.sec.gov
The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its reports on Form N‑PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N‑Q. The Fund’s Forms N‑PORT and N‑Q are available on the SEC’s website at www.sec.gov.
Funds Managed by Credit Suisse Asset Management, LLC

CLOSED‑END FUNDS
Fixed Income
Credit Suisse Asset Management Income Fund, Inc. (NYSE American: CIK)
Credit Suisse High Yield Bond Fund (NYSE American: DHY)
Literature Request — Call today for free descriptive information on the closed-ended funds listed above at 1‑800‑293‑1232 or visit our website at www.credit-suisse.com/us/funds

OPEN‑END FUNDS

Credit Suisse Commodity Return Strategy Fund	Credit Suisse Strategic Income Fund
Credit Suisse Floating Rate High Income Fund	Credit Suisse Managed Futures Strategy Fund
Credit Suisse Multialternative Strategy Fund
Fund shares are not deposits or other obligation of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-markets, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.
More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 1‑877‑870‑2874. Performance information current to the most recent month‑end is available at www.credit-suisse.com/us/funds.
Credit Suisse Securities (USA) LLC, Distributor.

Credit Suisse Asset Management Income Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan (unaudited)

Credit Suisse Asset Management Income Fund, Inc. (the “Fund”) offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund’s common stock. Computershare Trust Company, N.A. (“Computershare”) acts as Plan Agent for stockholders in administering the Plan.
If your shares of common stock of the Fund are registered in your own name, you will automatically participate in the Plan, unless you have indicated that you do not wish to participate and instead wish to receive dividends and capital gains distributions in cash. If you are a beneficial owner of the Fund having your shares registered in the name of a bank, broker or other nominee, you must first make arrangements with the organization in whose name your shares are registered to have the shares transferred into your own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating your online account, agreeing to the Terms and Conditions of online “Account Access” and completing an online Plan Enrollment Form. Alternatively, you can complete the Plan Enrollment Form and return it to Computershare at the address below.
By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share (“NAV”) of the Fund’s common stock on the payment date, or (ii) 95% of the market price per share of the Fund’s common stock on the payment date. If the NAV of the Fund’s common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on your shares to purchase shares of Fund common stock in the open market.
You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund’s common stock.
The Plan also permits participants to purchase shares of the Fund through Computershare. You may invest $100 or more monthly, with a maximum of $100,000 in any annual period. Computershare will purchase shares for you on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.
There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of December 2022). Participants will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of December 2022).
You may terminate your participation in the Plan at any time by notifying Computershare or requesting a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

Credit Suisse Asset Management Income Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:	www.computershare.com

By phone:	(800) 730‑6001 (U.S. and Canada)
(781) 575‑3100 (Outside U.S. and Canada)
Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:	Credit Suisse Asset Management Income Fund, Inc.
c/o Computershare
P.O. Box 43006
Providence, RI 02940-3078
Overnight correspondence should be sent to:
Computershare
150 Royall St., Suite 101
Canton, MA 02021
All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.
The Plan may be terminated by the Fund or Computershare upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution.

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

CIK-SAR-0623

Item 2. Code of Ethics.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a)	This schedule is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 17, 2023.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

/s/John G. Popp
Name: John G. Popp
Title: Chief Executive Officer and President
Date: August 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/John G. Popp
Name: John G. Popp
Title: Chief Executive Officer and President
Date: August 23, 2023

/s/Omar Tariq
Name: Omar Tariq
Title: Chief Financial Officer and Treasurer
Date: August 23, 2023